UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

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Blackstone Real Estate Income Trust, Inc.
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2024 PROXY STATEMENT

Blackstone Real Estate Income Trust

(BREIT)

Blackstone Real Estate Income Trust

Blackstone
345 Park Avenue
New York, New York 10154
Dear Stockholders:
You are cordially invited to participate in the 2024 Annual Meeting of Stockholders (the “Annual
Meeting”) of Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the
“Company”), which will be held as a “virtual meeting” via live webcast on July 11, 2024 at 8:00
a.m., Eastern Time.
AT THE ANNUAL MEETING, STOCKHOLDERS WILL BE ASKED TO CONSIDER AND VOTE
UPON:
■the election of nine director nominees listed in the Proxy Statement;
■the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
■such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement.
For the 2024 Annual Meeting, the Company will make a charitable donation for every stockholder that votes to the Navy SEAL Foundation. The Navy SEAL Foundation is a non-profit organization that provides support and assistance to the Naval Special Warfare community and its families. The Navy SEAL Foundation provides a comprehensive set of programs specifically designed to improve health and welfare, build and enhance resiliency, empower and educate families and provide critical support during times of illness, injury, loss and transition.
Management and the Board of Directors unanimously recommend that you vote FOR all nominees for directors listed in the Proxy Statement and FOR the appointment of Deloitte &
Touche LLP as our independent registered public accounting firm for the year ending December
31, 2024.
It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to participate at the Annual
Meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the Annual Meeting. This will not limit your right to vote or to participate at the Annual Meeting.
On behalf of the Board of Directors and management, I thank you for your continuing support.
Sincerely,
Frank Cohen
Chairperson of the Board
and Chief Executive Officer
April 22, 2024

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2024:
Our Proxy Statement, form of proxy card and 2023 Annual Report to stockholders are also available at www.proxyvote.com/
BREIT, and can be accessed by using the 16-digit control number and following the instructions located on the enclosed proxy card.
Blackstone
345 Park Avenue
New York, New York 10154
Dear Stockholders:
We hereby notify you that Blackstone Real Estate Income Trust, Inc., a Maryland corporation
(the “Company”), is holding its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) as a
“virtual meeting” via live webcast on July 11, 2024 at 8:00 a.m., Eastern Time. Stockholders as
of the April 12, 2024 record date who wish to participate in the virtual Annual Meeting may do so by visiting the web portal located at www.virtualshareholdermeeting.com/BREIT2024 and entering the 16-digit control number found on their proxy card or voting instruction form previously sent. Technical assistance will be available for stockholders encountering any difficulties accessing the virtual Annual Meeting. The technical support contact information will appear on the meeting website prior to the start of the Annual Meeting.
AT THE ANNUAL MEETING, STOCKHOLDERS WILL BE ASKED TO CONSIDER AND VOTE
UPON:
1.the election of nine director nominees listed in the Proxy Statement;
2.the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
3.such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on April 12, 2024, the record date for the Annual Meeting.
To express our appreciation for your participation, the Company will make a charitable donation to the Navy SEAL Foundation on behalf of every stockholder that votes.
Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who participate at the Annual
Meeting may withdraw their proxies and vote online.
Sincerely,
Leon Volchyok
Chief Legal Officer
and Secretary
April 22, 2024
This Notice of Annual Meeting and the accompanying Proxy Statement are being distributed or made available, as the case may be, on or about April 22, 2024.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
Vote by:
Phone, web or mail
Location:
www.virtualshareholdermeeting.co
m/BREIT2024
Date & Time:
Tuesday, July 11, 2024
8:00AM EDT
Record Date:
April 12, 2024
Table of Contents

Page
Proposal 1 — Election of Directors ...............................................................................................................................	1

Nominees for Election as Directors ................................................................................................................................	1
The Board of Directors and Committees .......................................................................................................................	6
Corporate Governance ......................................................................................................................................................	9
Executive and Senior Officers .........................................................................................................................................	14

Compensation of Directors and Executive Officers ................................................................................................	16

Executive Officer Compensation .....................................................................................................................................	16
Non-Employee Director Compensation .........................................................................................................................	16
Equity Compensation Plan Information .........................................................................................................................	17
Security Ownership of Certain Beneficial Owners and Management ....................................................................	17

Transactions with Related Persons and Certain Control Persons ....................................................................	18

Our Relationship with Our Adviser and Blackstone ....................................................................................................	18
Indemnification Agreements with Directors and Officers ..........................................................................................	29
Conflicts of Interest with the Adviser and its Affiliates ...............................................................................................	29
Related Party Transaction Policies .................................................................................................................................	33
Report of the Affiliate Transaction Committee .............................................................................................................	34

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm ...........	35

Audit and Non-Audit Fees .................................................................................................................................................	35
Audit Committee Pre-Approval Policies and Procedures ........................................................................................	36

General Information About The Annual Meeting and Voting ...............................................................................	37

Audit Committee Report ....................................................................................................................................................	40
Annual Report ......................................................................................................................................................................	41
Other Matters .......................................................................................................................................................................	41
Stockholder Proposals for the 2025 Annual Meeting .................................................................................................	41
Householding of Proxy Materials ....................................................................................................................................	41
The words “Blackstone Real Estate Income Trust,” “BREIT,” “we,” “our,” “us,” and the “Company” refer to Blackstone Real Estate Income
Trust, Inc., together with its consolidated subsidiaries, including BREIT Operating Partnership L.P. (the “Operating Partnership”), a Delaware
limited partnership of which we are the general partner, unless the context requires otherwise. The terms “BX REIT Advisors” and the
“Adviser” each refer to BX REIT Advisors L.L.C., our adviser. The Adviser is part of the real estate group (“Blackstone Real Estate”) of
Blackstone Inc. (together with its affiliates, “Blackstone”), a leading global investment manager. Blackstone Real Estate serves as our sponsor.
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Proposal 1 — Election of Directors
There are currently nine members of the Board of Directors. On March 7, 2024, the Board of Directors, upon recommendation of its
Nominating and Corporate Governance Committee, unanimously nominated the nine directors listed below for re-election to the Board of
Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of
Directors in accordance with our bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.
Nominees for Election as Directors
The names, ages as of April 1, 2024 and existing positions with us of the nominees are as follows:

Name	Age	Position
Frank Cohen	51	Chairperson of the Board and Chief Executive Officer
Robert Harper	45	President and Director
Wesley LePatner	42	Chief Operating Officer and Director
Brian Kim	44	Head of Acquisitions and Capital Markets and Director
Raymond J. Beier	67	Independent Director
Susan Carras	69	Independent Director
Richard I. Gilchrist	78	Independent Director
Field Griffith	70	Independent Director
Edward Lewis	83	Independent Director
The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Frank Cohen Chairperson of the Board and Chief Executive Officer
■Age: 51 ■Director Since: 2016	■Committees: None

Biographical Information: Mr. Cohen has been Chairperson of the Board and the Chief Executive Officer of the Company since July
2016. He is a Senior Managing Director with Blackstone Real Estate, the Global Chairperson of Blackstone Real Estate’s Global Core+
business and a member of Blackstone Real Estate’s Investment Committee. Since joining Blackstone in 1996, Mr. Cohen has been involved in over $100 billion of real estate transactions. He has been involved with many of Blackstone’s notable investments, including
EQ Office, CarrAmerica Realty, Trizec Properties and IndCor Properties.
Qualifications: Mr. Cohen received a BA from Northwestern University, where he graduated from the Honors Program in Mathematical
Methods in the Social Sciences, with a double major in political science. Mr. Cohen has served as a director of Tricon Residential Inc.
(TSX: TCN) since September 2020. He serves as a director for several private Blackstone portfolio companies, including EQ Office, and served as a director for Hudson Pacific Properties (NYSE: HPP) from 2015 until 2017. He is also a trustee of the Urban Land Institute and serves on the Advisory Board of Governors for the National Association of Real Estate Investment Trusts (“NAREIT”), on the Board
of the Regional Plan Association and on the Board of Trustees at Northwestern University. Mr. Cohen is a valuable member of our Board of Directors because of his vast real estate experience, his history with Blackstone and his leadership within Blackstone Real Estate’s
Global Core+ business.

2024 Proxy Statement | 1

Robert Harper President and Director
■Age: 45 ■Director Since: 2023	■Committees: None

Biographical Information: Mr. Harper has served as a director and the Company’s President since August 2023. Previously, Mr. Harper was the Head of Asset Management of the Company from August 2016 to August 2023. He is a Senior Managing Director and the Head
of Real Estate Asset Management Americas for Blackstone. Since joining Blackstone in 2002, Mr. Harper has been involved in analyzing
Blackstone’s real estate equity and debt investments in all property types. Mr. Harper has previously worked for Blackstone in Los
Angeles and London, where he served as Head of Europe for the Blackstone Real Estate Debt Strategies business. Mr. Harper currently serves as a board member for the Global Heritage Fund and the McIntire School of Commerce Foundation Board at the University of
Virginia. Mr. Harper has served as a director of Invitation Homes, Inc. from January 2017 to May 2020, of ESH Hospitality, Inc. from
September 2016 to May 2017, of Park Hotels & Resorts Inc. from January 2017 to December 2017 and of Extended Stay America, Inc.
from September 2016 to May 2017. Prior to joining Blackstone, Mr. Harper worked for Morgan Stanley’s real estate private equity group in Los Angeles and San Francisco.
Qualifications: Mr. Harper received a BS from the McIntire School of Commerce at the University of Virginia. Mr. Harper is a valuable member of our Board of Directors because of his vast real estate experience, his history with Blackstone and BREIT, and his leadership within Blackstone Real Estate’s business.

Wesley LePatner Chief Operating Officer and Director
■Age: 42 ■Director Since: 2016	■Committees: None

Biographical Information: Ms. LePatner has been a director and the Chief Operating Officer of the Company since July 2016. She is a
Senior Managing Director with Blackstone Real Estate and the Global Head of Blackstone Real Estate’s Global Core+ business as well as a member of Blackstone Real Estate’s Investment Committee. Prior to joining Blackstone in 2014, Ms. LePatner spent over a decade at Goldman Sachs.
Qualifications: Ms. LePatner received a BA in History from Yale University, summa cum laude and Phi Beta Kappa. Ms. LePatner is a valuable member of our Board of Directors because of her extensive real estate experience, her history with Blackstone and BREIT, and her leadership within Blackstone Real Estate’s Global Core+ business.

Brian Kim Head of Acquisitions & Capital Markets and Director
■Age: 44 ■Director Since: 2021	■Committees: None

Biographical Information: Mr. Kim has been the Head of Acquisitions and Capital Markets of the Company since January 2017 and a director of the Company since January 2021. He is a Senior Managing Director with Blackstone Real Estate and the Global Chief
Operating Officer of Blackstone Real Estate’s Global Core+ real estate business. Since joining Blackstone in 2008, Mr. Kim has played a key role in a number of Blackstone’s investments including the take private and subsequent sale of Strategic Hotels & Resorts, the acquisition of Peter Cooper Village / Stuyvesant Town and the creation of BRE Select Hotels Corp., Blackstone’s select service hotel platform. Prior to joining Blackstone, Mr. Kim worked at Apollo Real Estate Advisors, Max Capital Management Corp. and Credit Suisse
First Boston. Mr. Kim served as a board member of CorePoint Lodging Inc. (NYSE: CPLG) from November 2015 to March 2022.
Qualifications: Mr. Kim received an AB in Biology from Harvard College where he graduated with honors. Mr. Kim is a valuable member of our Board of Directors because of his extensive real estate and investment experience, his history with Blackstone and his leadership within the Company.

2 | Blackstone Real Estate Income Trust

Raymond J. Beier Independent Director
■Age: 67 ■Director Since: 2016	■Committees: Affiliate Transaction, Audit (Chairperson), and Compensation

Biographical Information: Mr. Beier has been a director of the Company since July 2016. He has served as a director to Blackstone
Private Equity Strategies Fund L.P. since July 2022. He was a Partner in the financial services practice at PricewaterhouseCoopers LLP, having been with the firm from 1993 to 2016. Mr. Beier has extensive experience in financial reporting matters relating to mergers, acquisitions and corporate finance transactions. Mr. Beier served in a variety of roles at PricewaterhouseCoopers LLP, including as a member of the National Office leadership team responsible for its strategic policy and analysis group and as a Senior Partner in the transaction services group. Mr. Beier also served on various PricewaterhouseCoopers committees, including the Global Private Equity
Committee and the Extended Leadership Committee.
Qualifications: Mr. Beier received a BS in Accounting, summa cum laude, from the University of Minnesota—Duluth and an MBA from the University of Minnesota—Carlson School of Management. Mr. Beier also serves on the Chancellor’s Advisory Board at the University of Minnesota—Duluth. Mr. Beier is a valuable member of our Board of Directors because of his extensive experience with accounting and financial reporting matters, especially relating to mergers, acquisitions and corporate finance transactions.

Susan Carras Independent Director
■Age: 69 ■Director Since: 2021	■Committees: Affiliate Transaction, Audit, and Nominating & Corporate Governance

Biographical Information: Ms. Carras has been a director of the Company since January 2021. She is a Senior Managing Director in the Washington, DC office of JLL Capital Markets, America. Ms. Carras served as Co-Head of HFF’s Washington, DC office from 2011 to
2019 and she joined JLL as part of JLL’s 2019 acquisition of HFF. Prior to HFF, she was a Principal and Managing Director at
Sonnenblick Goldman where she served on the operating committee and headed offices in Washington, DC and Tampa, FL. Earlier in her career, she was with the Real Estate Finance Division of Chase Manhattan Bank.
Qualifications: Ms. Carras received a BA, magna cum laude with departmental honors, from Lafayette College and a Diploma in Real
Estate Analysis and Appraisal from New York University. She is a trustee emerita of Lafayette College and previously chaired the
Development and Alumni Relations Committee, served on the Executive Committee and was a member of the search committee for
Lafayette’s 16th president. Together with a fellow trustee, Ms. Carras started the First Women of Lafayette Scholarship Fund. Ms. Carras
is a past Chair of the Board of Trustees of the McLean School of Maryland. In September 2023, Ms. Carras was appointed as an independent director to the Board of Trustees of Elme Communities (NYSE: ELME). She is active in the Urban Land Institute serving on the UDMUC Blue Council and on the Washington Full Member Engagement Committee. She is a past recipient of the Greater
Washington Commercial Association of Realtors Top Financing Award and Top Sales Award for the Washington, DC Metro and has been recognized by Real Estate Forum as a Women of Influence, by Bisnow as a Women of Influence in Commercial Real Estate and by
Connect Media’s Women in Real Estate. Ms. Carras is a valuable member of our Board of Directors because of her significant experience in the real estate industry.

2024 Proxy Statement | 3

Richard I. Gilchrist Independent Director
■Age: 78 ■Director Since: 2016	■Committees: Affiliate Transaction (Chairperson), Audit, and Nominating & Corporate Governance

Biographical Information: Mr. Gilchrist has been a director of the Company since July 2016. He served as Senior Advisor for acquisitions and investments at The Irvine Company, a privately-held real estate investment company, a position he held from July 2011 until July 2018, after having served as President of its Investment Properties Group from 2006 to 2011. He served as President and Co-
Chief Executive Officer and on the board of directors of Maguire Properties, Inc., a publicly-held REIT, from 2002 to 2006. From 1997 to
2001, Mr. Gilchrist served as Chief Executive Officer, President and member of the board of directors of Commonwealth Atlantic
Properties, a privately-held REIT. From 1995 to 1997, he served as the Co-Chairman and Managing Partner of CommonWealth Partners,
a private real estate company he co-founded. He currently serves as Chairman of the Board and on the compensation committee of Spirit
Realty Capital, Inc. (NYSE: SRC). He has previously served as a director of Ventas (NYSE: VTR) from 2011 to August 2021 and was a
Chairman of both its Compensation and Investment committees. He has also previously served as a director of BioMed Realty Trust, Inc.
(NYSE: BMR) from 2007 to 2014, Nationwide Health Properties, Inc. from 2008 to 2011, and TIER REIT, Inc. (NYSE: TIER) from 2013 to
August 2019, and as Chairman from 2016 to August 2019 until TIER REIT, Inc. was acquired by Cousins Properties Inc. (NYSE: CUZ).
Qualifications: Mr. Gilchrist is a member emeritus of the Whittier College Board of Trustees and served as its Chairman from 2003 to
2011 where he received his BA in 1968. He is also a member of the Advisory Board of the University of California, Los Angeles Law
School, where he earned a JD in 1971. Mr. Gilchrist is a valuable member of our Board of Directors and has a unique insight into our investment activities because of his extensive experience in the real estate industry, including having served as an executive officer of several REITs, his knowledge and experience in internal and external risk oversight, and his experience as a member of the board of directors of four public REITs.

Field Griffith Independent Director
■Age: 70 ■Director Since: 2016	■Committees: Affiliate Transaction, Compensation (Chairperson), and Nominating & Corporate Governance

Biographical Information: Mr. Griffith has been a director of the Company since July 2016. He also currently serves as a non-executive director on the board of The Forest Company Limited and as a director for the Prime Property Fund LLC, positions he has held since
March 2017 and February 2018, respectively. Mr. Griffith was most recently employed full time as the Director of Real Assets Investments for the Virginia Retirement System from 2004 to 2016 where he was responsible for managing all aspects of the System’s global real estate, infrastructure and natural resource portfolios. The global real estate portfolio consisted of publicly- and privately-traded equity and debt investments in the form of separate accounts, joint ventures, closed-end funds and open-end funds. Mr. Griffith was also a member of the management committee of the Virginia Retirement System. From 1999 to 2004, he was a senior executive at Gemini Rosemont
Commercial Real Estate where he was engaged in real estate portfolio management activities. From 1985 to 1999, Mr. Griffith was employed in the real estate investment group for UNUM Life Insurance Company engaged in mortgage and equity underwriting, structuring, property acquisitions/dispositions and portfolio management of the commercial real estate equity group. From 1983 to 1985, he worked in the real estate investment group at Phoenix Home Life Insurance Company.
Qualifications: Mr. Griffith is a Chartered Financial Analyst and received a BA from Beloit College and an MBA from the University of
Washington. From 2007 to 2013, he served as a board member of the Pension Real Estate Association. From August 2017 to March
2021, he served on the board of directors of Tedford Housing, Inc., a non-profit organization focused on serving the regional homeless population. Mr. Griffith is a valuable member of our Board of Directors because of his extensive experience with real estate investments.

4 | Blackstone Real Estate Income Trust

Field Griffith Independent Director
■Age: 70 ■Director Since: 2016	■Committees: Affiliate Transaction, Compensation (Chairperson), and Nominating & Corporate Governance

Biographical Information: Mr. Griffith has been a director of the Company since July 2016. He also currently serves as a non-executive director on the board of The Forest Company Limited and as a director for the Prime Property Fund LLC, positions he has held since
March 2017 and February 2018, respectively. Mr. Griffith was most recently employed full time as the Director of Real Assets Investments for the Virginia Retirement System from 2004 to 2016 where he was responsible for managing all aspects of the System’s global real estate, infrastructure and natural resource portfolios. The global real estate portfolio consisted of publicly- and privately-traded equity and debt investments in the form of separate accounts, joint ventures, closed-end funds and open-end funds. Mr. Griffith was also a member of the management committee of the Virginia Retirement System. From 1999 to 2004, he was a senior executive at Gemini Rosemont
Commercial Real Estate where he was engaged in real estate portfolio management activities. From 1985 to 1999, Mr. Griffith was employed in the real estate investment group for UNUM Life Insurance Company engaged in mortgage and equity underwriting, structuring, property acquisitions/dispositions and portfolio management of the commercial real estate equity group. From 1983 to 1985, he worked in the real estate investment group at Phoenix Home Life Insurance Company.
Qualifications: Mr. Griffith is a Chartered Financial Analyst and received a BA from Beloit College and an MBA from the University of
Washington. From 2007 to 2013, he served as a board member of the Pension Real Estate Association. From August 2017 to March
2021, he served on the board of directors of Tedford Housing, Inc., a non-profit organization focused on serving the regional homeless population. Mr. Griffith is a valuable member of our Board of Directors because of his extensive experience with real estate investments.

Edward Lewis Independent Director
■Age: 83 ■Director Since: 2016	■Committees: Affiliate Transaction, Audit, Compensation, and Nominating & Corporate Governance (Chairperson)

Biographical Information: Mr. Lewis has been a director of the Company since July 2016. From 2000 until February 2017, he was
Senior Advisor to Solera Capital, a private equity firm. In 1969, he co-founded Essence Communications Partners, a multimedia company targeting African-American women, serving as Chief Executive Officer, Publisher and Chairman for 35 years. Previously, he served on the boards of Great Atlantic & Pacific Tea Company, Inc. (NYSE: GAP), the Apollo Theater Foundation, the Boys and Girls Clubs of America
and the Economic Club of New York. He also served as Chairman of the Magazine Publishers of America from 1997 to 1999, becoming the first African-American to hold this position in the 75-year history of the organization.
Qualifications: Mr. Lewis received a BA and MA in Political Science and International Affairs from the University of New Mexico. Mr.
Lewis is a valuable member of our Board of Directors because of his extensive business experience as Founder and Chairman of
Essence Communications, as well as the skills he gained during his active board service to a number of diverse organizations.

2024 Proxy Statement | 5
VOTING RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE
DIRECTOR NOMINEES NAMED ABOVE.
The Board of Directors and Committees
Our business is managed by our Adviser, subject to the oversight and direction of our Board of Directors. Our Board of Directors has nine members and is currently composed of Messrs. Cohen, Harper, Kim, Beier, Gilchrist, Griffith and Lewis and Mmes. LePatner and Carras.
Director Independence
Our Corporate Governance Guidelines and committee charters require a majority of the members of our Board of Directors, and all members of our Audit Committee, Affiliate Transaction Committee, Compensation Committee and Nominating and Corporate Governance
Committee, to be “independent” directors in accordance with the criteria in our charter, bylaws, the applicable rules of the Securities and
Exchange Commission (the “SEC”) and the listing standards of the New York Stock Exchange (“NYSE”). Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Beier, Gilchrist, Griffith and Lewis and Ms. Carras are “independent”
members of our Board of Directors under all applicable standards for independence, including with respect to committee service on our
Audit Committee, Affiliate Transaction Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Our charter provides that a majority of our directors must be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of a successor independent director. Our charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with Blackstone Real
Estate or our Adviser. Pursuant to our charter and the policy adopted by our Board of Directors with respect to certain charter provisions, a director is deemed to be associated with Blackstone Real Estate or our Adviser if he or she owns, or has owned in the last two years, any interest (other than ownership of an interest that was (a) divested before appointment to our Board of Directors and (b) de minimis relative to its owner’s net worth) in, is employed by, is an officer or director of, or has any material business or professional relationship with
Blackstone Real Estate, our Adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by Blackstone Real Estate or advised by our Adviser. A business or professional relationship will be deemed material per se if the gross income derived by the director from Blackstone Real Estate, the Adviser or any of their affiliates exceeds 5% of (1) the director’s annual gross income derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with
Blackstone Real Estate, our Adviser or any of their affiliates or us.
Board of Directors Composition
The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow it to satisfy its oversight responsibilities effectively. In that regard, the Nominating and Corporate
Governance Committee is responsible for recommending candidates for directorships to be elected at each annual meeting or to fill vacancies or newly created directorships that occur between meetings. Only independent directors may nominate replacements for vacancies in the independent director positions. In identifying candidates, the Nominating and Corporate Governance Committee will review all nominees for director in accordance with the requirements and qualifications contained in the Company’s Corporate Governance
Guidelines and recommend that the Board of Directors select those nominees whose attributes the Nominating and Corporate Governance
Committee believes would be most beneficial to us. In identifying candidates for membership on the Board of Directors, the Nominating and
Corporate Governance Committee takes into account (i) minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board of Directors and (ii) any other factors it considers appropriate. While our Corporate Governance Guidelines do not include an express diversity policy, one factor that the Board of Directors and Nominating and Corporate Governance Committee consider is the importance to the Company of racial and gender diversity in board composition. The Board of Directors and Nominating and Corporate
Governance Committee also consider candidates’ diversity of experiences.
Director nominees may be nominated by our stockholders in accordance with the advance notice requirements contained in our bylaws. See
“Stockholder Proposals for the 2025 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws. Our Board of Directors also will consider recommendations made by our stockholders. See “Corporate Governance—Stockholder
Nominations and Communications Policy” for more information with respect to the consideration of candidates recommended by stockholders for election as directors.
Our Board of Directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and
Corporate Governance Committee and an Affiliate Transaction Committee. The current written charters for each of these committees are available on our website, www.breit.com.
Audit Committee
The Audit Committee is currently composed of Messrs. Beier, Gilchrist and Lewis and Ms. Carras, with Mr. Beier serving as the committee’s
Chairperson. All Audit Committee members are “independent,” consistent with the qualifications set forth in the listing standards of the
NYSE, our charter and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to boards of directors in general and audit committees in particular. Mr. Beier is qualified as an audit committee financial expert within the meaning of
Item 407(d)(5) of Regulation S-K under the Exchange Act. The Audit Committee’s primary duties are described in the Audit Committee charter and include:
■appointing, retaining, determining the compensation of, overseeing, evaluating and, where appropriate, replacing our independent registered public accounting firm, including overseeing the qualifications and independence of our independent auditors;
■assisting the Board of Directors in overseeing our accounting and financial reporting processes;

6 | Blackstone Real Estate Income Trust
■overseeing the quality and integrity of the Company’s financial statements and internal controls, including audits of our financial statements;
■assisting the Board of Directors in overseeing the performance of our internal and independent auditors;
■assisting with the Company’s compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting and overall risk management profile, including with respect to sustainability and climate change risks as they relate to financial risk exposures;
■overseeing the Company’s IT security program; and
■preparing the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual stockholders’
meeting proxy statement.
The Audit Committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters.
The Audit Committee oversees the review and handling of any complaints submitted pursuant to the foregoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.
Affiliate Transaction Committee
The Affiliate Transaction Committee is currently composed of Messrs. Beier, Gilchrist, Griffith and Lewis and Ms. Carras with Mr. Gilchrist serving as the committee’s Chairperson. All Affiliate Transaction Committee members are “independent,” consistent with the qualifications set forth in our charter and the listing standards of the NYSE applicable to boards of directors. The primary purpose of the Affiliate
Transaction Committee is to review transactions between us and Blackstone or its affiliates (including our Adviser) or with other related persons and to determine if the resolution of the conflict of interest is fair and reasonable to us and our stockholders.
The Affiliate Transaction Committee is responsible for reviewing and approving the terms of transactions between us and Blackstone or its affiliates (including our Adviser) or any member of our Board of Directors, including (when applicable) the economic, structural and other terms of all acquisitions and dispositions between us and Blackstone or its affiliates (including our Adviser). Generally, we may enter into transactions with Blackstone, our Adviser, our directors, and their respective affiliates only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is composed of all of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us. The Affiliate Transaction Committee is also responsible for reviewing the Adviser’s performance and the fees and expenses paid by us to the Adviser and its affiliates.
Compensation Committee
The Compensation Committee is currently composed of Messrs. Beier, Griffith and Lewis, with Mr. Griffith serving as the committee’s
Chairperson. All Compensation Committee members are “independent,” consistent with the qualifications set forth in our charter and the listing standards of the NYSE applicable to boards of directors in general and compensation committees in particular.
We are externally managed by the Adviser pursuant to an advisory agreement (the “Advisory Agreement”) and currently, we have no employees other than the employees that are employed by certain of our portfolio entities, and none of whom are executive officers of the
Company or are involved in the management of the Company. We do not directly compensate our executive officers, or reimburse the
Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as our executive officers.
The Compensation Committee’s primary duties are described in its charter and include:
■to the extent that we award compensation and/or any other employee benefits to our Chief Executive Officer, reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief
Executive Officer in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by our Board of Directors) to determine and approve our Chief Executive Officer’s compensation based on this evaluation;
■to the extent that the Company awards compensation and/or any other employee benefits to members of our management, other than our Chief Executive Officer, considering the recommendations of the Chief Executive Officer with respect to such members of managements’ compensation and determining and approving such compensation and/or other employee benefits or recommending that the Board of Directors approve such compensation and/or other employee benefits;
■to the extent that we award incentive compensation and/or equity-based compensation directly to our employees, if any, or the employees of any external advisor, or to such advisor’s affiliates or any of their respective employees, reviewing and making recommendations to our Board of Directors with respect to such incentive compensation plans and equity-based compensation plans or any material changes to any such existing plans and discharging and administering its responsibilities under any such plans as required by the terms thereof;
■to the extent that we are required or elect to include a compensation discussion and analysis (“CD&A”) in our annual proxy statement, overseeing the preparation of the CD&A and related disclosures for inclusion in our annual report or proxy statement in accordance with the rules of the SEC;
■to the extent that we are required or elect to include a CD&A in our annual proxy statement, preparing and approving any Compensation
Committee report required to be included in our annual report or proxy statement in accordance with applicable SEC regulations;
■to the extent that we administer and/or manage executive compensation programs, periodically reviewing, as and when determined appropriate, executive compensation programs and total compensation levels;
■reviewing and making recommendations to our Board of Directors concerning compensation arrangements for members of our Board of
Directors who are not employees of the Company, the Adviser or any of its affiliates;
■in consultation with management, overseeing regulatory compliance with respect to compensation matters;

2024 Proxy Statement | 7
■reviewing and approving any contracts or other arrangements with our current or former executive officers, including consulting arrangements, employment contracts or severance or termination arrangements; and
■performing any other duties or responsibilities expressly delegated to the Compensation Committee by our Board of Directors from time to time relating to our compensation programs.
The Compensation Committee is entitled to the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to retain, on terms it deems appropriate, legal counsel and other experts or consultants as it deems appropriate, without obtaining the approval of our Board of Directors or management. The Compensation Committee has the sole authority to select and retain a compensation consultant.
The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act.
Compensation Committee Interlocks and Insider Participation
During 2023, the Compensation Committee was composed of Messrs. Beier, Griffith and Lewis, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2023, and none of whom had any relationship requiring disclosure by the
Company under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of
Directors or our Compensation Committee during the fiscal year ended December 31, 2023.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently composed of Messrs. Gilchrist, Griffith and Lewis and Ms. Carras, with
Mr. Lewis serving as the committee’s Chairperson. All Nominating and Corporate Governance Committee members are “independent,”
consistent with the qualifications set forth in our charter and the listing standards of the NYSE.
Among other things, the Nominating and Corporate Governance Committee is responsible for (i) assisting our Board of Directors in identifying individuals qualified to become members of our Board of Directors; (ii) recommending candidates to our Board of Directors to fill vacancies on the Board of Directors; (iii) recommending committee assignments for directors to the full Board; (iv) periodically assessing the performance of our Board of Directors; (v) overseeing and approving the management continuity planning process; (vi) reviewing and monitoring the Board of Director’s oversight of the Company’s environmental, social and governance (“ESG”) reporting and disclosures and related processes and controls; (vii) monitoring and overseeing the Board of Director’s oversight of the internal and external communications regarding the Company’s position or approach to ESG matters; (viii) reviewing and recommending appropriate corporate governance policies and procedures to our Board of Directors; (ix) overseeing the orientation of newly elected members of our Board of
Directors and any continuing education requirements set forth in the Corporate Governance Guidelines; and (x) reviewing and monitoring our Code of Business Conduct and Ethics, and any other corporate governance policies and procedures we may have from time to time.
More specifically, the Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the Board of Directors, as well as the composition of the Board of Directors as a whole, in the context of our needs. The Nominating and Corporate Governance Committee will review all nominees for director, including those recommended by stockholders, in accordance with requirements and qualifications set forth in our Corporate Governance Guidelines and will recommend that the Board of Directors select those nominees whose attributes it believes would be most beneficial to us. This review involves an assessment of the personal qualities and characteristics, accomplishments and business reputation of director candidates. The
Nominating and Corporate Governance Committee will assess candidates’ qualifications based on the following minimum criteria, which may be modified from time to time by the Nominating and Corporate Governance Committee:
■demonstrated personal integrity and moral character;
■willingness to apply sound and independent business judgment for the long-term interests of stockholders;
■relevant business or professional experience, technical expertise or specialized skills;
■personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the Company’s needs; and
■ability to commit sufficient time to effectively carry out the substantial duties of a director.
In addition, each director is required to have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company, and at least one of the Independent
Directors shall have at least three years of relevant real estate experience.
Meetings
Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the year ended December 31, 2023, the Board of Directors held 10 meetings, the Audit Committee held four meetings, the Affiliate Transaction
Committee held six meetings, the Compensation Committee held five meetings and the Nominating and Corporate Governance Committee
held three meetings. Each director attended at least 75% of the combined number of meetings of the Board of Directors and meetings of

8 | Blackstone Real Estate Income Trust
committees on which he or she served during the period in 2023 in which he or she served as a director or member of such committee, as applicable.
We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. All of our directors were present, in person or telephonically, at our 2023 annual meeting of stockholders.
Executive Sessions
Our non-management directors regularly hold executive sessions at which management is not present. Our Corporate Governance
Guidelines provide that the presiding independent director, if any, or a director designated by the non-management directors shall serve as such presiding director.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent pursuant to the definition of independence established by our charter and the standards of the NYSE.
Frank Cohen currently serves as Chairperson of the Board of Directors and Chief Executive Officer. In his capacity as Chairperson of the
Board of Directors and Chief Executive Officer, Mr. Cohen leads the investment strategy of the Company and is responsible for managing the day-to-day operations of the Company.
The Board of Directors determined that combining the Chief Executive Officer and Chairperson positions is the appropriate leadership structure for the Company at this time. The Board of Directors is of the view that ‘‘one-size’’ does not fit all, the evidence does not demonstrate that any one leadership structure is more effective at creating long-term stockholder value and the decision of whether to combine or separate the positions of Chief Executive Officer and Chairperson will vary company to company and depend upon a company’s particular circumstances at a given point in time. Accordingly, the Board of Directors carefully considers from time to time whether the Chief
Executive Officer and Chairperson positions should be combined based on what the Board of Directors believes is best for the Company and its stockholders. The Company does not have a lead independent director.
As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Adviser is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Adviser and our executive officers.
In connection with their oversight of risks to our business, our Board of Directors and the Audit Committee consider feedback from our
Adviser concerning the risks related to our business, operations and strategies. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Affiliate Transaction Committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our Adviser and its affiliates. The Compensation Committee and the
Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with board organization, membership and structure, succession planning and corporate governance, respectively. Our compensation policies and practices, pursuant to which we pay no cash compensation to our Adviser’s officers and employees since they are compensated by our Adviser or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. With respect to cybersecurity risk oversight, the Board of Directors and/or the Audit Committee receive periodic reports and/or updates from management on the primary cybersecurity risks facing the
Company and our Adviser and the measures the Company and our Adviser are taking to mitigate such risks. In addition to such reports, the
Board of Directors and/or the Audit Committee receive updates from management as to changes to the Company’s and the Adviser’s cybersecurity risk profile or certain newly identified risks.
Corporate Governance
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors and employees (if any), and to all of the officers and employees of the Adviser, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics, as it relates to those also covered by Blackstone’s code of conduct, operates in conjunction with, and in addition to, Blackstone’s code of conduct. Our Code of Business Conduct and Ethics is designed to comply with SEC regulations relating to codes of conduct and ethics. Our Code of Business Conduct and Ethics is available on our website, www.breit.com. The Company does not have a hedging policy for its officers, employees and directors at this time.
Any waiver of the Code of Business Conduct and Ethics may be made only by our Board of Directors or the Audit Committee and will be promptly disclosed on our website set forth above rather than by filing a Current Report on Form 8-K. Any modifications to the Code of
Business Conduct and Ethics will also be reflected on such website.

2024 Proxy Statement | 9
Corporate Governance Guidelines
We have also adopted Corporate Governance Guidelines to advance the functioning of our Board of Directors and its committees and to set forth our Board of Directors’ expectations as to how it and they should perform its and their respective functions. Our Corporate Governance
Guidelines are available on our website, www.breit.com.
Stockholder Nominations and Communications Policy
Our Board of Directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as directors and stockholder and interested-party communications with the Board of Directors.
Interested parties, including stockholders, may communicate with the Board of Directors or any of its directors, and stockholders may also recommend director nominees for consideration by the Nominating and Corporate Governance Committee by directing the applicable communication in writing to our Secretary at: Secretary, Stockholder Communications / Stockholder Nominations, Blackstone Real Estate
Income Trust, Inc., 345 Park Avenue, New York, New York 10154. The sender should indicate in the address whether it is intended for the entire Board of Directors, a committee of the Board of Directors or an individual director. Each communication will be forwarded to the intended recipients in accordance with the instructions provided.
Stockholder recommendations for nomination should include the name of the candidate, a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is recommending the nominee, the number of shares that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Director nominees may be nominated by our stockholders in accordance with our bylaws and the advance notice requirements contained in our bylaws. See “Stockholder Proposals for the 2025 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws.
Environmental, Social and Governance
BREIT is a non-listed, perpetual-life real estate investment program that invests primarily in stabilized income-generating commercial real estate in the United States, and to a lesser extent, outside the United States. BREIT also selectively invests in real estate debt investments to provide current income and, alongside its credit facilities and operating cash flow, serve as an additional source of liquidity for cash management, satisfying stock repurchases under the share repurchase plan and other purposes. We are committed to responsibly managing risk and preserving value for our shareholders. We strive to consider certain environmental, social and governance ("ESG")
factors relevant to our potential investments when making capital allocation decisions and incorporate ESG diligence practices as part of our investment process, where applicable.
As an externally managed company, BREIT’s day-to-day operations are managed by our Adviser under the oversight of our Board of
Directors, and BREIT does not have any employees. Our executive officers are senior Blackstone Real Estate professionals and our Adviser is a subsidiary of Blackstone and part of Blackstone Real Estate.
As such, many of the ESG initiatives undertaken by Blackstone may be relevant to our business and certain of the business decisions made on our behalf by employees of our Adviser to deliver strong returns for our investors. Blackstone’s investors have relied on Blackstone’s relentless commitment to excellence for nearly 40 years. Blackstone’s ESG efforts are anchored in its goal of generating strong returns for investors to fulfil its fiduciary duty. Blackstone’s integrated team includes dedicated coverage at the firm level and at individual business units, including Blackstone Real Estate.
Key ESG initiatives we share with Blackstone include the consideration of relevant ESG factors in the investment process where applicable, dedicated resources to ESG governance and oversight, industry engagement on ESG matters, corporate sustainability and environmental performance improvements at our office locations, and certain employee and community engagement and diversity, equity and inclusion programs.
Social
Human Capital Management
■Blackstone is committed to providing equal employment opportunities to all employees and applicants for employment without regard to any class or status protected by federal, state or local laws. This policy also applies to all terms and conditions of employment.
■Blackstone has a comprehensive anti-harassment policy and administers a “Respect at Work” training program for new hires globally each year, which equips employees to foster diversity, prevent and respond to sexual harassment, create a respectful workplace environment, and prevent discrimination and retaliation, among other topics.
■All employees may request reasonable accommodations at the office if required due to a disability, religious requirement, pregnancy, childbirth, or a related medical or common condition related to pregnancy or childbirth, or domestic violence, a sex offense or stalking.
■Blackstone also has an established non-retaliation policy, which is intended to create an environment where employees can act without fear of reprisal or retaliation.
■BREIT has adopted a whistleblower policy, which sets forth procedures for the making of anonymous reports regarding accounting and other legal and regulatory matters and provides for the protection of anyone making such a report. A summary of the policy is available on our website, www.breit.com, under the “Why Invest in BREIT” tab by selecting “BREIT Leadership Corporate Governance” (the
“Policy on Reporting of Concerns Regarding Accounting and Other Matters”).

10 | Blackstone Real Estate Income Trust
■Blackstone believes a workforce reflecting a breadth of backgrounds and experiences makes Blackstone a better investor and a better firm. Blackstone’s diversity, equity and inclusion strategy leverages a people-driven framework based on four key pillars: recruiting, talent development, community and inclusion and accountability. Blackstone believes that by focusing on each of these pillars and investing in its people and its culture, Blackstone will create an inclusive environment that helps expand our access to the best available talent and drives retention and advancement opportunities for our employees.
■Blackstone believes that people do their best work when they are supported by a strong sense of community and belonging.
Blackstone’s employee affinity networks, which are open to all employees, serve as a platform for our professionals to expand cultural awareness and connect to other employees, including through speaker series, professional development panels and social events.
Blackstone affinity networks seek to engage, retain and develop our existing population of employees, and over 1,600 Blackstone employees were engaged in affinity networks globally as of April 2023.
■Blackstone’s Future Women Leaders Program and Diverse Leaders Program introduce talented undergraduate students to financial services and Blackstone through seminars, technical training, networking events and mentorship.
■4/9 of directors on BREIT’s Board of Directors are diverse.1
■Blackstone is a founding signatory of the Institutional Limited Partners Association’s Diversity in Action initiative, which brings together limited partners and general partners who share a commitment to advancing diversity, equity and inclusion in the private equity industry.
■43% of Blackstone’s 2023 global analyst class is female; 59% of Blackstone's 2023 U.S. analyst class is ethnically diverse.
■Blackstone uses a hybrid in-person and virtual recruiting strategy to connect to more than 1,000 schools, including Historically Black
Colleges and Universities.
■To facilitate broad representation on the boards of its portfolio companies, Blackstone seeks to help its portfolio companies access a wide pipeline of talent to identify individuals from a spectrum of backgrounds, skill-sets and experiences.
■Blackstone’s Career Pathways program is designed to focus on two key areas: (1) recruiting top talent from historically untapped pools–
including, but not limited to, underrepresented racial groups, individuals without four-year college degrees, people with disabilities and veterans; and (2) retaining and advancing talent through a culture of inclusivity, development and advancement opportunities. Through
Career Pathways, Blackstone aims to broaden the talent networks from which its portfolio companies recruit, develop and advance talent..
■In 2021, Blackstone achieved its goal of 100,000 veterans, veteran spouses and caregivers hired across its portfolio. Having achieved its goal, Blackstone continues to support its portfolio companies in veteran hiring efforts.
■In September 2022, Blackstone announced a commitment to 2,000 refugee hires across its global portfolio companies and at its real estate properties, including 1,500 refugees in the United States alone, by the end of 2025. As part of the announcement, Blackstone joined Tent, a network of major companies committed to supporting refugees worldwide. Blackstone’s portfolio companies and real estate properties have hired approximately 1,000 refugees from around the world, including Afghanistan, Ukraine, El Salvador and Guatemala.
Additionally, Blackstone has joined the Welcome.US CEO Council, an effort to accelerate and scale private sector support for refugees from Afghanistan and Ukraine.
Employee Training and Development
■Blackstone offers a wide range of learning and professional development opportunities, both formally and informally, to help employees advance their careers and maximize the value they can add to the global firm. Employees are offered learning opportunities in a number of areas, including leadership and management development and communication skills, among others. Blackstone offers a global development curriculum on a quarterly basis. It provides employees with a broad library of trainings and resources that foster both individual core skills and managerial capabilities. The process of developing Blackstone’s professionals’ talents and cultivating a culture of inclusion begins the moment they join the firm. In 2022, Blackstone employees participated in a total of approximately 11,000 hours of
HR training and development programs.
■Blackstone strengthened its new hire experience in 2022 by adding manager check-ins at the 30-day and 180-day marks. Blackstone also added a new hire survey at the 60-day mark, in addition to the existing 90-day check-ins. These check-ins complement the mid-year manager review and annual 360 feedback meeting that all employees receive. Blackstone is also introducing a variety of qualitative and quantitative surveys to enable it to measure progress, drive accountability and maintain its culture.
Employee Engagement
■Blackstone continually monitors culture and employee engagement through regular internal and external surveys.
■Blackstone is a top-ranked employer within its industry and the global business community, having earned awards and recognitions such as a
100% rating on the Human Rights Campaign’s Corporate Equality Index for the fourth year in a row in 2022, a certified “Great Place to Work”
in the U.S. in 2022 for six consecutive years, named a LinkedIn Top Company as part of an annual list of best workplaces to grow your career in the U.S. in 2022, and included on the “UK’s 100 Best Large Companies to Work For” list with an additional honor of being named one of
“London’s 75 Best Large Companies to Work For” list in 2022.

2024 Proxy Statement | 11
1 We define diverse to include individuals who are female and ethnically diverse. We define ethnically diverse to include Ethnic diversity in the U.S., which is defined as Asian, American Indian, Alaska Native, Black or African American, Hispanic or Latino, Native Hawaiian or other
Pacific Islander, or individuals of
two or more races.
Employee Benefits
■Blackstone offers comprehensive and competitive benefits to its full-time employees, including primary and secondary caregiver leave, adoption leave, phased back to work, fertility coverage, back-up childcare and more. Blackstone continually evaluates and enhances its offerings to meet the needs of its employees. For example, Blackstone offers additional family planning benefits for U.S. employees such as enhancing infertility benefits to include cryopreservation and primary caregiver leave up to 21 weeks.
■Blackstone’s Equity Healthcare leverages the scale of Blackstone's portfolio to forge innovative partnerships that improve healthcare quality and lower healthcare costs for U.S. portfolio companies.
Community
■The Blackstone Charitable Foundation (“BXCF”) was established in 2007 and is committed to supporting Blackstone’s goal of fostering economic opportunity and career mobility for historically underrepresented groups.
■BX Connects is BXCF's global employee engagement program - a way for Blackstone employees to support their local communities through volunteering and giving. Over 80% of Blackstone employees participated in annual firm-sponsored charitable activities in 2022.
■Blackstone offers employee well-being programs, including a program that provides connections to immediate support, community referrals, counseling and an engaging wellbeing platform with content, tools and a dynamic newsfeed to support employees and their families in all areas of wellness. To further enhance support for employee health, Blackstone has partnered with various platforms including platforms that provide on-demand emotional and mental health support, support families with comprehensive services for pregnancy, child care, adult and elder care and bereavement and offer virtual, personalized support for mental, physical and emotional health conditions and life changes.
■BREIT has donated to the Navy SEAL Foundation for every stockholder that votes at its annual meetings for the last five years and will do so again at the upcoming Annual Meeting.
Environmental
Sponsor Compliance with Environmental Regulations
■Blackstone endeavors to be in full compliance with applicable environmental regulations in all locations where it has offices.
■Blackstone Real Estate Debt Strategies’ loan origination business requires sponsors to remediate any material environmental concerns prior to the origination of a loan and requires documentary provisions, such as representations and warranties, covenants, indemnities and other provisions governing environmental matters to ensure ongoing sponsor compliance with applicable environmental laws.
Corporate Sustainability Practices
■Blackstone’s expansion has created opportunities to enhance the sustainability of Blackstone’s operations by adopting technology solutions for offices, selecting recyclable office products and partnering with energy-efficient travel providers. Select highlights from our office sustainability program include the following:
—100% of power purchased by Blackstone’s London office is from renewable energy suppliers. Blackstone’s new London office is expected to be a fully electric building.
—Blackstone seeks to renovate its spaces with efficient lighting and heating, ventilation and air conditioning (HVAC) systems.
Renovations to select floors in Blackstone’s New York offices included new energy-efficient, water-sourced HVAC heat pump systems to reduce reliance on carbon-based fuels for heating.
■Blackstone’s office pantries and meeting rooms feature recycling procedures and Blackstone’s office supplies include recycled products.
Blackstone’s “secure print” system seeks to reduce paper waste by requiring users to confirm printing jobs.
■Climate Change:
—In 2023, Blackstone published its inaugural report aligned with the TCFD (Task Force on Climate-Related Financial Disclosures),
including Blackstone’s Scope 1 and Scope 2 GHG emissions data as well as select Scope 3 GHG emissions data from Blackstone’s business operations for 2019, 2020, 2021, and 2022.
—Blackstone engages with climate-related organizations both at the firm level and through individual business units. Blackstone is a signatory of PRI (Principles for Responsible Investment) as of July 2021 and a TCFD supporter as of October 2021. Select funds and portfolio companies within Blackstone Infrastructure and Real Estate participate in GRESB (Global Real Estate Sustainability
Benchmark).
Governance
Board Composition and Effectiveness
■BREIT seeks to ensure that our Board of Directors is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow our Board of Directors to satisfy its oversight responsibilities effectively. Our Board of Directors has two members who have self-identified as women and two who have self-identified as racially or ethnically diverse.
■Non-Independent Directors

12 | Blackstone Real Estate Income Trust
—Frank Cohen, our Chairperson and Chief Executive Officer and also a Senior Managing Director of Blackstone Real Estate, is a
valuable member of our Board of Directors because of his vast real estate experience, his history with Blackstone and his leadership within Blackstone Real Estate’s Global Core+ business.
—Robert Harper, our President and also a Senior Managing Director and the Head of Real Estate Asset Management Americas for
Blackstone Real Estate, is a valuable member of our Board of Directors because of his vast real estate experience, his history with
Blackstone and BREIT, and his leadership within Blackstone Real Estate’s business.
—Wesley LePatner, our Chief Operating Officer and also a Senior Managing Director of Blackstone Real Estate and Global Head of
Blackstone Real Estate’s Global Core+ business, is a valuable member of our Board of Directors because of her extensive real estate experience, her history with Blackstone and BREIT, and her leadership within Blackstone Real Estate’s Global Core+
business.
—Brian Kim, our Head of Acquisitions and Capital Markets and also a Senior Managing Director of Blackstone Real Estate and Global
Chief Operating Officer of Blackstone Real Estate’s Global Core+ business, is a valuable member of our Board of Directors because of his extensive real estate and investment experience, his history with Blackstone and his leadership within the Company.
■Independent Directors
—Raymond J. Beier, a former partner in the financial services practice at PricewaterhouseCoopers LLC, is a valuable member of our
Board of Directors because of his extensive experience with accounting and financial reporting matters, especially relating to mergers, acquisitions and corporate finance transactions.
—Susan Carras, a Senior Managing Director in the Washington, DC office of JLL Capital Markets, is a valuable member of our Board of
Directors because of her significant experience in the real estate industry.
—Richard I. Gilchrist, a former Senior Advisor for acquisitions and investments at The Irvine Company, a privately-held real estate investment company, is a valuable member of our Board of Directors and has a unique insight into our investment activities because of his extensive experience in the real estate industry, including having served as an executive officer of several REITs, his knowledge and experience in internal and external risk oversight, and his experience as a member of the board of directors of four public REITs.
—Field Griffith, the former Director of Real Estate Assets Investments for the Virginia Retirement System, is a valuable member of our
Board of Directors because of his extensive experience with real estate investments.
—Edward Lewis, the Co-Founder and former Chairman and Chief Executive Officer of Essence Communications Partners, a
multimedia company targeting African-American women, and the Co-Founder of Latina magazine, is a valuable member of our Board of Directors because of his extensive business experience as Founder and Chairman of Essence Communications, as well as the skills he gained during his active board service to a number of diverse organizations.
■Additionally, our Board of Directors is a majority independent board and each of its committees is comprised solely of independent directors. Each of the members of our Board of Director’s committees is a highly sophisticated business veteran, bringing experience from real estate, accounting and general business backgrounds to our Board of Director’s oversight function, which experience we believe provides a majority of the members of our Board of Directors with business and risk management expertise.
—Our Nominating and Corporate Governance Committee charter explicitly includes ESG oversight and our Audit Committee charter explicitly includes risk assessment and risk management with respect to sustainability and climate change risks as they relate to financial risk exposures.
Investment Thesis and Asset Management
■Blackstone Real Estate has established core housing principles to provide a remarkable tenant experience.
■Conduct rigorous due diligence on prospective BREIT investments.
■Perform third-party reviews of portfolio companies managing BREIT properties to encourage strong governance.
■Actively monitor BREIT investments for compliance with regulatory and firm requirements.
Independent Auditor
■Deloitte & Touche LLP (“Deloitte”) has served as our independent auditor since 2016. Deloitte performs an annual audit of our financial statements and we have received an unqualified opinion each year. In compliance with auditing standards set forth by the Public
Company Accounting Oversight Board in the U.S., Deloitte will rotate the audit partner responsible for signing our financial statements at least every five years.
■As part of the evaluation of our independent auditor, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. In addition, in conjunction with the mandated rotation of Deloitte’s lead audit partner, the Audit
Committee and the Audit Committee Chairperson are directly involved in the selection of Deloitte’s lead audit partner.
■For information regarding the fees we paid to Deloitte in 2023 and 2022 and our approval procedures relating to Deloitte’s fees, see
“Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.”
Financial Disclosures
■We maintain “disclosure controls and procedures,” as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, that are designed to ensure that information required to be disclosed by us in reports that we file or submit under the Exchange Act is

2024 Proxy Statement | 13
recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.
Anti-Corruption and Related Due Diligence
■Blackstone Real Estate Debt Strategies’ loan origination business completes an anti-corruption review prior to the origination of a loan, typically including the commission of global OFAC and politically exposed person searches of all relevant individuals and entities, and requires documentary provisions such as representations and warranties, covenants, indemnities and other provisions governing anti-
corruption, anti-money laundering and anti-terrorism compliance.
■BREIT conducts risk-based due diligence on transaction counterparties as part of a robust “know your customer” governance process.
The diligence team typically obtains background and due diligence searches through reputable third-party search companies, the scope of which includes OFAC, anti-money laundering compliance, litigation, bankruptcy, judgments, the Uniform Commercial Code and other public registry filings.
Executive and Senior Officers
The following table sets forth the positions, ages as of April 1, 2024 and selected biographical information for our executive officers. Messrs.
Cohen’s, Harper’s and Kim’s and Ms. LePatner’s biographical information is provided in the section of this Proxy Statement entitled
“Proposal 1 – Election of Directors.”

Name	Age	Position
Frank Cohen	51	Chairperson of the Board and Chief Executive Officer
Robert Harper	45	President and Director
Wesley LePatner	42	Chief Operating Officer and Director
Brian Kim	44	Head of Acquisitions & Capital Markets and Director
Anthony F. Marone, Jr.	41	Chief Financial Officer and Treasurer
Leon Volchyok	40	Chief Legal Officer and Secretary
Paul Kolodziej	44	Deputy Chief Financial Officer
Zaneta Koplewicz	40	Head of Shareholder Relations

Anthony F. Marone, Jr. Chief Financial Officer and Treasurer
■Age: 41

Biographical Information: Mr. Marone has been Chief Financial Officer and Treasurer of the Company since March 2021. He is a
Managing Director of Blackstone and the Head of Real Estate Finance Americas. Mr. Marone also serves as the Chief Financial Officer of
Blackstone Mortgage Trust (NYSE: BXMT). Prior to joining Blackstone in 2012, Mr. Marone was a Vice President and Controller at Capital
Trust, Inc., the predecessor business to BXMT. Previously, Mr. Marone worked in the Real Estate Assurance practice of
PricewaterhouseCoopers LLP.
Qualifications: Mr. Marone received a BS and an MBA from Rutgers University and is a Certified Public Accountant and Chartered Global
Management Accountant.

14 | Blackstone Real Estate Income Trust

Leon Volchyok Chief Legal Officer and Secretary
■Age: 40

Biographical Information: Mr. Volchyok has been the Chief Legal Officer of the Company since September 2017 and he has been the
Secretary of the Company since June 2016. Mr. Volchyok is the General Counsel for Blackstone’s Private Wealth Solutions business. Mr.
Volchyok plays a key role in the structuring, launch and operations of the firm’s individual investor focused vehicles and serves as the
Chief Legal Officer for Blackstone Mortgage Trust (NYSE: BXMT) and Blackstone European Property Income Fund (BEPIF). Mr. Volchyok
is the prior Chairman of the Board for the Institute for Portfolio Alternatives and on the Executive Committee of NAREIT’s Public Non-
listed REIT Council.
Qualifications: Mr. Volchyok received a BBA from Baruch College—Zicklin School of Business and a JD from Fordham Law School.

Paul Kolodziej Deputy Chief Financial Officer
■Age: 44

Biographical Information: Mr. Kolodziej has been the Deputy Chief Financial Officer of the Company since December 2023 and was the
Company's Chief Accounting Officer from March 2019 to December 2023. He is also a Managing Director with Blackstone Real Estate and previously served as Controller of the Company from June 2016 to March 2019. Mr. Kolodziej has also served as the Head of
Accounting for Blackstone Mortgage Trust Inc. (NYSE: BXMT) since February 2021. Prior to joining Blackstone in June 2016, Mr.
Kolodziej was a Senior Manager at PricewaterhouseCoopers LLP, where he provided assurance services to financial service clients focused on REITs, private real estate funds and hedge funds. During his time at PricewaterhouseCoopers LLP, Mr. Kolodziej also completed a two year rotation in PricewaterhouseCoopers LLP’s SEC Services Group within their National Office, focusing on client consultations over a wide range of matters related to security registrations and on-going SEC filing requirements.
Qualifications: Mr. Kolodziej received a BS in Accountancy from DePaul University and is a Certified Public Accountant.

Zaneta Koplewicz Head of Shareholder Relations
■Age: 40

Biographical Information: Ms. Koplewicz has been the Head of Shareholder Relations of the Company since December 2023. She is a
Managing Director with Blackstone Real Estate. Since joining Blackstone in 2021, Ms. Koplewicz’s primary responsibility has been managing the Company’s interface with clients and other key stakeholders. Before joining Blackstone, Ms. Koplewicz spent 14 years at
BlackRock where she was most recently a Managing Director responsible for developing and growing relationships with large, strategic clients in North America. Prior to that, she held several roles within BlackRock Alternative Investors including Global Head of Product
Strategy for the Event Driven business, where she led client engagement and business strategy for the platform across institutional and private wealth clients. Ms. Koplewicz was also instrumental in BlackRock’s sustainability efforts, leading a global working group which served as a key catalyst for the establishment of BlackRock Sustainable and Transition Solutions.
Qualifications: Ms. Koplewicz received a BA in Politics with a certificate in African American Studies from Princeton University.

2024 Proxy Statement | 15
Compensation of Directors and Executive Officers
Executive Officer Compensation
We are externally managed and currently have no employees other than the employees that are employed by certain of our portfolio entities, and none of whom are executive officers of the Company or are involved in the management of the Company. Our executive officers serve as officers of the Adviser and are employees of the Adviser or one or more of its affiliates. Our Advisory Agreement provides that the Adviser is responsible for managing our investment activities. Our executive officers do not receive any compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from Blackstone. In addition, we do not reimburse the Adviser for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling the Adviser’s obligations to us under the Advisory Agreement. Accordingly, the Adviser has informed us that it cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’
services to us, as the Adviser does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us.
Although we do not pay our executive officers any compensation, we pay the Adviser the fees described under the heading “Transactions with Related Persons and Certain Control Persons — Our Relationship with Our Adviser and Blackstone — Advisory Agreement.”
Non-Employee Director Stock Ownership Policy
The Board of Directors has adopted a stock ownership policy for our non-employee directors in order to better align our non-employee directors’ financial interests with those of our stockholders by requiring such directors to own a minimum level of our stock. Each of our non-
employee directors (other than a non-employee director who is employed by one of our stockholders (or any affiliate thereof) that meets the ownership requirements for a non-employee director) is required to own shares in an amount equal to five times his or her annual cash retainer within five years of becoming subject to the policy. All of our non-employee directors are in compliance with the stock ownership policy.
Non-Employee Director Compensation
Our non-employee directors receive an annual retainer of $225,000, consisting of $80,000 cash and a $145,000 grant of restricted stock.
Additionally, the Audit Committee Chairperson receives an additional retainer of $15,000 and each Chairperson of our other committees receives an additional retainer of $10,000. The annual grant of restricted stock is based on the then-current per share transaction price of our Class I shares (“Class I”) at the time of grant and generally vests one year from the date of grant.
We do not pay our directors additional fees for attending board or committee meetings. All directors are reimbursed for reasonable out-of-
pocket expenses incurred in attending board and committee meetings (including, but not limited to, airfare, hotel and food). Our directors who are affiliated with the Adviser or Blackstone do not receive additional compensation for serving on the Board of Directors or committees thereof.
The following table sets forth the compensation earned by or paid to our directors for the fiscal year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Frank Cohen	—	—	—
A.J. Agarwal(2)	—	—	—
Robert Harper	—	—	—
Wesley LePatner	—	—	—
Brian Kim	—	—	—
Raymond J. Beier	$95,000	$145,000	$240,000
Richard I. Gilchrist	$90,000	$145,000	$235,000
Field Griffith	$90,000	$145,000	$235,000
Edward Lewis	$90,000	$145,000	$235,000
Susan Carras	$80,000	$145,000	$225,000

(1)Represents the aggregate grant date fair value of awards of restricted shares of Class I common stock calculated under the Financial
Accounting Standard Board’s Accounting Codification Topic 718 without taking into account estimated forfeitures. The number of shares awarded to each of our independent directors was 9,788.963, which was determined by dividing $145,000 by the then-current
NAV of our Class I shares at the time of grant in August 2023. Such shares vest in August 2024.
(2)Mr. Agarwal stepped down from his role as a member of our Board of Directors effective August 14, 2023.

16 | Blackstone Real Estate Income Trust
Equity Compensation Plan Information
As of December 31, 2023, we did not have an equity compensation plan or individual compensation arrangements under which equity securities of the registrant are authorized for issuance to our executive officers or directors. We award restricted stock to our directors as described above in “Compensation of Directors and Executive Officers—Non-Employee Director Compensation” and we issued incentive compensation awards to certain employees of portfolio company service providers and certain employees of Home Partners of America, and April Housing, all of which are indirect, wholly owned subsidiaries of BREIT, that entitles them to receive an allocation of the Company’s total return over a certain hurdle amount, as determined by the Company as described in “Transactions with Related Persons and Certain
Control Persons—Affiliate Service Agreements—Blackstone Affiliate—Portfolio Entities—Securities Authorized for Issuance Under Equity
Compensation Plans.”
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of April 4, 2024, information regarding the number and percentage of shares of our common stock owned by each director, our named executive officers, all directors and executive officers as a group, and any person known to us to be the beneficial owner of more than 5% of outstanding shares of our common stock. As of April 4, 2024, there were a total of 3,971,024,254 shares of our common stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. The address for our directors and officers is in care of our principal executive offices at 345 Park Avenue, New York, NY 10154.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
Directors and Named Executive Officers:
Frank Cohen	1,380,738	*
Robert Harper	514,952	*
Wesley LePatner	207,964	*
Brian Kim	395,602	*
Anthony F. Marone, Jr.	10,830	*
Raymond J. Beier	73,518	*
Susan Carras	53,285	*
Richard I. Gilchrist	86,111	*
Field Griffith	73,518	*
Edward Lewis	73,518	*
All current executive officers and directors as a group (13 persons)	2,870,037	*
5% Stockholders
The Regents of the University of California(1)	302,775,462	8%

All shares listed in the table above are Class I shares.
*Represents less than 1%
(1) The business address for The Regents of the University of California is 1111 Franklin Street, Oakland, CA 94607.
As of April 4, 2024, Blackstone owned an aggregate $2.6 billion of shares of our common stock and Operating Partnership units. In addition,
Blackstone employees, including our executive officers, owned an aggregate $1.4 billion of shares of our common stock and Operating
Partnership units.

2024 Proxy Statement | 17
Transactions with Related Persons and Certain
Control Persons
The following describes all transactions during the fiscal year ended December 31, 2023 and currently proposed transactions involving us, our directors, our Adviser, Blackstone and any affiliate thereof.
Our Relationship with Our Adviser and Blackstone
We are externally managed by our Adviser, BX REIT Advisors L.L.C., a Delaware limited liability company, which is responsible for sourcing, evaluating and monitoring our investment opportunities and making decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our
Board of Directors. The Adviser is part of Blackstone Real Estate, which serves as our sponsor. All of our officers and directors, other than the independent directors, are employees of Blackstone. We have and will continue to have certain relationships with the Adviser and its affiliates.
Advisory Agreement
We are managed and advised by the Adviser pursuant to the Advisory Agreement that first became effective August 31, 2016; however, we did not commence active operations until January 1, 2017, when we had satisfied the minimum offering requirement in our initial public offering and our Board of Directors had authorized the release of proceeds from escrow to us.
Pursuant to the Advisory Agreement and subject to the supervision of our Board of Directors, the Adviser is responsible for, among other things:
■serving as an advisor to us and the Operating Partnership with respect to the establishment and periodic review of our investment guidelines and our and the Operating Partnership’s investments, financing activities and operations;
■sourcing, evaluating and monitoring our and the Operating Partnership’s investment opportunities and executing the acquisition, management, financing and disposition of our and the Operating Partnership’s assets, in accordance with our investment guidelines, policies and objectives and limitations, subject to oversight by our Board of Directors;
■with respect to prospective acquisitions, purchases, sales, exchanges or other dispositions of investments, conducting negotiations on our and the Operating Partnership’s behalf with sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;
■providing us with portfolio management and other related services;
■serving as our advisor with respect to decisions regarding any of our financings, hedging activities or borrowings; and
■engaging and supervising, on our and the Operating Partnership’s behalf and at our and the Operating Partnership’s expense, various service providers.
The above summary is provided to illustrate the material functions that the Adviser performs for us and it is not intended to include all of the services that may be provided to us by the Adviser or third parties.
Management Fee
As compensation for its services provided pursuant to the Advisory Agreement, we pay the Adviser a management fee equal to 1.25% of our monthly net asset value as determined pursuant to our valuation policies (“NAV”) for the Class T shares, Class S shares, Class D shares,
Class I shares and Class C shares per annum, payable monthly. Additionally, to the extent that our Operating Partnership issues Operating
Partnership units to parties other than us, our Operating Partnership will pay the Adviser a management fee equal to 1.25% of the NAV of the Operating Partnership attributable to such Class T, Class S, Class D, Class I, Class C and Class B Operating Partnership units not held by us per annum payable monthly. We do not pay the Adviser a management fee with respect to the Class F shares or Class F units. In calculating our management fee, we use our NAV before giving effect to accruals for the management fee, the performance participation allocation described below, stockholder servicing fees or distributions payable on our shares. The management fee may be paid, at the
Adviser’s election, in cash, certain classes of our common shares and/or Operating Partnership units, or any combination thereof.
During the year ended December 31, 2023, we incurred annual management fees equal to 1.25% of NAV for the Class T shares, Class S shares, Class D shares, Class I shares and Class C shares, totaling $839.2 million. During the year ended December 31, 2023, we issued
24.8 million Class I shares and 28.0 million Operating Partnership units to the Adviser as payment for management fees. We also had a payable of $63.5 million related to the management fees as of December 31, 2023. During January 2024, the Adviser was issued 4.5 million
Operating Partnership units as payment for the management fees accrued as of December 31, 2023. The shares of our common stock and
Operating Partnership units issued to the Adviser for payment of the management fee were issued at the applicable NAV per share/unit at the end of each month for which the fee was earned. The Adviser did not submit any repurchase requests for shares previously issued as payment for management fees during the year ended December 31, 2023.
Performance Participation
So long as the Advisory Agreement has not been terminated (including by means of non-renewal), BREIT Special Limited Partner L.P. (the
“Special Limited Partner”), a wholly owned subsidiary of Blackstone, will hold a performance participation interest in the Operating

18 | Blackstone Real Estate Income Trust
Partnership that entitles it to receive an allocation from our Operating Partnership equal to 12.5% of the Total Return, subject to a 5%
Hurdle Amount and a High Water Mark, with a Catch-Up (each term as defined below). Such allocation will be measured on a calendar year basis, made quarterly and accrued monthly. The performance participation interest is not paid on the Class F units.
Promptly following the end of each calendar quarter that is not also the end of a calendar year, the Special Limited Partner will be entitled to a performance participation allocation as described above, calculated in respect of the portion of the year to date, less any performance participation allocation received with respect to prior quarters in that year (the “Quarterly Allocation”). The performance participation allocation that the Special Limited Partner is entitled to receive at the end of each calendar year will be reduced by the cumulative amount of Quarterly Allocations that year.
Specifically, the Special Limited Partner will be allocated a performance participation in an amount equal to:
■First, if the Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward
Amount (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount allocated to the Special Limited Partner equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
■Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.
“Total Return” for any period since the end of the prior calendar year shall equal the sum of:
(i) all distributions accrued or paid (without duplication) on the Class T units, Class S units, Class D units, Class C units, Class I units and
Class B units (collectively, the "Performance Participation Units") of the Operating Partnership outstanding at the end of such period since the beginning of the then-current calendar year plus
(ii) the change in aggregate NAV of such Performance Participation Units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Performance Participation Units, (y) any allocation/accrual to the performance participation interest and (z) applicable stockholder servicing fee expenses (including any payments made to us for payment of such expenses).
For the avoidance of doubt, the calculation of Total Return will (i) include any appreciation or depreciation in the NAV of Performance
Participation Units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such Performance
Participation Units.
“Hurdle Amount” for any period during a calendar year means that amount that results in a 5% annualized internal rate of return on the NAV of the Performance Participation Units outstanding at the beginning of the then-current calendar year and all Performance Participation
Units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such Performance Participation Units and all issuances of Performance Participation Units over the period and calculated in accordance with recognized industry practices. The ending NAV of the Performance Participation Units used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the performance participation interest and applicable stockholder servicing fee expenses, provided that the calculation of the Hurdle Amount for any period will exclude any
Performance Participation Units repurchased during such period, which units will be subject to the performance participation allocation upon repurchase as described below.
Except as described in Loss Carryforward below, any amount by which Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total
Return and decrease by any positive annual Total Return, provided that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Performance
Participation Units repurchased during such year, which units will be subject to the performance participation allocation upon repurchase as described below. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Special Limited Partner’s performance participation. This is referred to as a “High Water Mark.”
The Special Limited Partner will also be allocated a performance participation with respect to all Performance Participation Units that are repurchased at the end of any month (in connection with repurchases of our shares in our share repurchase plan) in an amount calculated as described above with the relevant period being the portion of the year for which such unit was outstanding, and proceeds for any such unit repurchase will be reduced by the amount of any such performance participation.
If a Quarterly Allocation is made and at the end of a subsequent calendar quarter in the same calendar year the Special Limited Partner is entitled to less than the previously received Quarterly Allocation(s) (a “Quarterly Shortfall”), then subsequent distributions of any Quarterly
Allocations or year-end Performance Allocations in that calendar year will be reduced by an amount equal to such Quarterly Shortfall, until such time as no Quarterly Shortfall remains. If all or any portion of a Quarterly Shortfall remains at the end of a calendar year following the application described in the previous sentence, distributions of any Quarterly Allocations and year-end Performance Allocations in the subsequent four calendar years will be reduced by (i) the remaining Quarterly Shortfall plus (ii) an annual rate of 5% on the remaining
Quarterly Shortfall measured from the first day of the calendar year following the year in which the Quarterly Shortfall arose and compounded quarterly (collectively, the “Quarterly Shortfall Obligation”) until such time as no Quarterly Shortfall Obligation remains;
provided, that the Special Limited Partner (or its affiliate) may make a full or partial cash payment to reduce the Quarterly Shortfall
Obligation at any time; provided, further, that if any Quarterly Shortfall Obligation remains following such subsequent four calendar years, then the Special Limited Partner (or its affiliate) will promptly pay the Operating Partnership the remaining Quarterly Shortfall Obligation in cash.

2024 Proxy Statement | 19
Distributions on the performance participation interest may be payable in cash, Class I units, Class C units, Class B units or Class F units
(collectively, "SLP Performance Units") at the election of the Special Limited Partner. If the Special Limited Partner elects to receive such distributions in SLP Performance Units, the Special Limited Partner may request the Operating Partnership to repurchase such Operating
Partnership units (including any units received in exchange for any SLP Performance Units) from the Special Limited Partner at a later date.
Any such repurchase requests will not be subject to the Early Repurchase Deduction but will be subject to similar repurchase limits that exist under our share repurchase plan. The Operating Partnership will repurchase any such Operating Partnership units for the corresponding class of shares of our common stock or cash (at the Special Limited Partner’s election) unless our Board of Directors determines that any such repurchase for cash would be prohibited by applicable law or the Operating Partnership’s partnership agreement, in which case such Operating Partnership units will be repurchased for the corresponding class of shares of our common stock with an equivalent aggregate NAV. The Operating Partnership will repurchase any such Class B units from the Special Limited Partner subject to similar repurchase limits under the Company’s share repurchase plan.
During the year ended December 31, 2023, we did not recognize any performance participation allocation expense in our Consolidated
Statements of Operations due to a negative total return of $355.7 million, which will be treated as a loss carry forward until such amount is recouped. During the year ended December 31, 2022, we recognized $742.7 million of performance participation allocation expense in our
Consolidated Statements of Operations. For the year ended December 31, 2022, the full year performance participation allocation was less than the previously distributed Quarterly Allocations resulting in a Quarterly Shortfall amount of $74.9 million. Such Quarterly Shortfall amount is recorded as a receivable from the Special Limited Partner and included as a component of Other Assets on our Consolidated
Balance Sheets. Beginning January 1, 2023, interest on the Quarterly Shortfall began accruing at a 5% annual rate, compounded quarterly.
During the year ended December 31, 2023, we accrued interest income of $3.8 million related to such Quarterly Shortfall amount.
Expense Reimbursements
Under the Advisory Agreement, and subject to the limitations described below under the heading “Reimbursement by the Adviser,” our
Adviser is entitled to reimbursement of all costs and expenses incurred by it or its affiliates on our behalf, provided that the Adviser is responsible for the expenses related to any and all personnel of the Adviser who provide investment advisory services to us pursuant to the
Advisory Agreement (including, without limitation, each of our executive officers and any directors who are also directors, officers or employees of the Adviser or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. In addition to the organization and offering costs described below, and without limiting the generality of the foregoing, costs eligible for reimbursement include out-of-pocket costs and expenses the Adviser incurs in connection with the services it provides to us related to (1) the actual amount paid to third parties for goods and services, including fees paid to administrators, consultants, attorneys, technology providers and other service providers, and brokerage fees paid in connection with the purchase and sale of investments and securities or charitable donations, such as in connection with our annual stockholder meetings, (2) expenses of managing and operating our properties, whether payable to an affiliate or a non-
affiliated person, and (3) out-of-pocket expenses in connection with the selection and acquisition of properties and real estate debt, whether or not such investments are acquired. Such out-of-pocket costs and expenses also will include expenses relating to compliance-related matters and regulatory filings relating to our activities (including, without limitation, expenses relating to requests for information, examinations and inquiries or any regulatory proceedings against us, the Adviser, the Dealer Manager (as defined below) and any of their respective affiliates, expenses relating to requests for information and inquiries from press or other news sources, expenses relating to the preparation and filing of Form PF, Form ADV, reports to be filed with the CFTC, reports, disclosures, and/or other regulatory filings of the
Adviser and its affiliates relating to our activities (including our pro rata share of the costs of the Adviser and its affiliates of regulatory expenses that relate to us and Other Blackstone Accounts (as defined herein)).
The Adviser may retain, for and on our behalf, and at our sole cost and expense, such service providers as it deems necessary or advisable in connection with the management and operations of our company, which may include affiliates of the Adviser, provided that any such services may only be provided by affiliates to the extent such services are approved by a majority of our Board of Directors (including a majority of the independent directors) not otherwise interested in such transactions as being fair and reasonable to us.
As of December 31, 2023 , the Adviser had paid $2.6 million of expenses on our behalf for general corporate expenses provided by unaffiliated third parties. Such expenses are reimbursed by us to the Advisor in the ordinary course. Additionally, as of December 31, 2023, we had a receivable of $4.2 million from certain portfolio companies owned by Blackstone-advised investment vehicles related to incentive compensation awards.
Organization and Offering Costs
We reimburse our Adviser for any organization and offering expenses associated with our public and private offerings, including our public offering and offerings by feeder vehicles (which are primarily created to hold our shares and in turn offer interests in such feeder vehicles to
non-U.S. persons), that the Adviser incurs on our behalf (including organizational, legal, accounting, printing, mailing, subscription processing and filing fees and expenses, expenses incurred in connection with the provision of administrative or similar services by intermediary platforms or participating broker-dealers for their clients and reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of our transfer agent, formation, distribution, administrative, regulatory or similar expenses related to the management and operation of feeder vehicles or related entities and expense reimbursements for actual costs incurred by employees of Blackstone Securities
Partners L.P., an affiliate of our Adviser (the “Dealer Manager”), in the performance of wholesaling activities, but excluding upfront selling commissions, dealer manager fees and the stockholder servicing fee) as and when incurred. The Adviser currently pays wholesaling compensation expenses and certain related expenses of persons associated with the Dealer Manager without reimbursement from us. After the termination of a primary offering and again after termination of an offering under our distribution reinvestment plan, the Adviser has agreed to reimburse us to the extent that the organization and offering expenses that we incur exceed 15% of our gross proceeds from the applicable offering.
During the fiscal year ended December 31, 2023, there were no new organization costs incurred on our behalf.

20 | Blackstone Real Estate Income Trust
Term and Termination Rights under the Advisory Agreement
Our Advisory Agreement was most recently renewed on March 7, 2024 and has a one-year term expiring March 31, 2025, subject to further renewals by our Board of Directors for an unlimited number of successive one-year periods. Our independent directors will evaluate performance of the Adviser before renewing the Advisory Agreement. The Advisory Agreement may be terminated (1) immediately by us (i)
for “cause,” (ii) upon the bankruptcy of the Adviser or (iii) upon a material breach of the Advisory Agreement by the Adviser, (2) upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors or (3) upon 60 days’ written notice by the Adviser. “Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Adviser under the Advisory Agreement.
In the event the Advisory Agreement is terminated, the Adviser will be entitled to receive its prorated management fee through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, the Adviser will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function.
Reimbursement by the Adviser
The Adviser will reimburse us for any expenses that cause our “total operating expenses” in any four consecutive fiscal quarters to exceed the greater of:
(1) 2% of our “average invested assets” or (2) 25% of our “net income”.
Notwithstanding the foregoing, to the extent that our total operating expenses exceed these limits and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors that they deem sufficient, the Adviser would not be required to reimburse us. Within 60 days after the end of any fiscal quarter for which our total operating expenses for the four consecutive fiscal quarters then ended exceed these limits and our independent directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our independent directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our independent directors will review at least annually the total fees and expense reimbursements for operating expenses paid to the Adviser and the Special Limited Partner to determine if they are reasonable in light of our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs. Each such determination will be recorded in the minutes of a meeting of the independent directors.
For purposes of these limits, (1) “total operating expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the management fee and the performance participation, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of our capital stock, (ii) property-level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with our charter, (vii)
acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired,
(viii) real estate commissions on the sale of property and (ix) other fees and expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property); (2) “average invested assets” means, for any period, the average of the aggregate book value of our assets, invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, mortgages and real estate-related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; and (3) “net income” means, for any period, total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves. For the fiscal year ended December 31, 2023, our total operating expenses were 0.7% and 51.4% of each of our average invested assets and our net income, respectively.
Independent Directors’ Review of Compensation
Our independent directors evaluate at least annually whether the compensation that we contract to pay to the Adviser is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. Our independent directors supervise the performance of the Adviser and the compensation we pay to it to determine that the provisions of the
Advisory Agreement are being carried out. This evaluation is based on the factors set forth below, as well as any other factors deemed relevant by the independent directors:
■the amount of fees paid to the Adviser in relation to the size, composition and performance of our investments;
■the success of the Adviser in generating investments that meet our investment objectives;
■rates charged to other externally advised REITs and other similar investment entities by advisors performing similar services;
■additional revenues realized by the Adviser and its affiliates through their advisory relationship with us (including the performance participation allocation paid to the Special Limited Partner);
■the quality and extent of the services and advice furnished by the Adviser;
■the performance of the assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and
■the quality of our portfolio in relationship to the investments generated by the Adviser for its own account.

2024 Proxy Statement | 21
In addition to the management fee, performance participation and expense reimbursements, we have agreed to indemnify and hold harmless the Adviser and its affiliates performing services for us from specific claims and liabilities arising out of the performance of their obligations under the Advisory Agreement, subject to certain limitations.
Dealer Manager Agreement
We entered into a Dealer Manager Agreement with the Dealer Manager pursuant to which the Dealer Manager agreed to, among other things, manage our relationships with third-party broker-dealers engaged by the Dealer Manager to participate in the distribution of shares of our common stock, which we refer to as “participating broker-dealers,” and financial advisors. The Dealer Manager also coordinates our marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of our public offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares. The
Dealer Manager is a registered broker-dealer affiliated with the Adviser.
Upfront Selling Commissions and Dealer Manager Fees
The Dealer Manager is entitled to receive upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price of each Class T Share (“Class T”) sold in our primary offering; however such amounts may vary at certain participating broker-dealers, provided that the sum will not exceed 3.5% of the transaction price. The Dealer Manager is entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S Share (“Class S”) sold in the primary offering. The Dealer Manager may be entitled to receive upfront selling commissions of up to 1.5% of the transaction price of each Class D Share (“Class D”) sold in the primary offering. No upfront selling commissions or dealer manager fees are paid with respect to purchases of Class I shares or shares of any class sold pursuant to our distribution reinvestment plan.
During the year ended December 31, 2023, we paid $6.5 million in upfront selling commissions and upfront dealer manager fees to the
Dealer Manager. The Dealer Manager has entered into agreements with participating broker-dealers distributing our shares in our primary offering, and all of the upfront selling commissions and dealer manager fees were reallowed (paid) to, such participating broker-dealers. For the fiscal year ended December 31, 2023, the costs of raising capital in our primary offering and our distribution reinvestment plan, which represent all upfront selling commissions, upfront dealer manager fees, stockholder servicing fees and organization and offering costs accrued by us during the year ended December 31, 2023, represented 3.5% of the capital raised.
Stockholder Servicing Fees
Subject to FINRA limitations on underwriting compensation and certain other limitations described below, we pay the Dealer Manager selling commissions over time as stockholder servicing fees (i) with respect to our outstanding Class T shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class T shares, consisting of a representative stockholder servicing fee of 0.65% per annum, and a dealer stockholder servicing fee of 0.20% per annum, of the aggregate NAV of our outstanding Class T shares, however, with respect to
Class T shares sold through certain participating broker-dealers, the representative stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, provided that the sum of such fees will always equal 0.85% per annum of the NAV of such shares, (ii)
with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares and (iii)
with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares. We do not pay a stockholder servicing fee with respect to our outstanding Class I shares, Class C shares or Class F shares.
The stockholder servicing fees are paid monthly in arrears. The Dealer Manager reallows (pays) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers, and will waive stockholder servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the stockholder servicing fees with respect to Class T shares, Class S shares and Class D shares are calculated based on the aggregate
NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
We will cease paying the stockholder servicing fee with respect to any Class T share, Class S share or Class D share held in a stockholder’s account at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and stockholder servicing fees paid with respect to the shares held by such stockholder within such account would exceed, in the aggregate, 8.75% (or, in the case of Class T shares sold through certain participating broker-
dealers, a lower limit as set forth in the applicable agreement between the Dealer Manager and a participating broker-dealer at the time such Class T shares were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto). At the end of such month, each such Class T share, Class S share or Class D share will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate NAV as such share.
In addition, we will cease paying the stockholder servicing fee on the Class T shares, Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of the registered offering in which such shares were sold on which, in the aggregate, underwriting compensation from all sources in connection with such offering, including upfront selling commissions, the stockholder servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds from such primary offering.
During the fiscal year ended December 31, 2023, we paid $207.4 million in stockholder servicing fees to the Dealer Manager. As described above, the Dealer Manager reallowed (paid) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers.

22 | Blackstone Real Estate Income Trust
Affiliate Service Agreements
We retain certain of the Adviser’s affiliates, from time to time, for services relating to our investments or our operations, which may include accounting and audit services (including valuation support services), account management services, corporate secretarial services, data management services, directorship services, information technology services, finance/budget services, human resources, judicial processes, legal services, operational services, risk management services, tax services, treasury services, loan management services, construction management services, property management services, leasing services, property, title and/or other types of insurance and related services, transaction support services, transaction consulting services and other similar operational matters. We have adopted a long-term incentive plan which we use to attract and retain qualified employees of certain of our portfolio entities and other affiliated service providers. Our Operating Partnership or its subsidiary may also issue equity incentive compensation to certain employees of such affiliates for services provided. Any compensation paid to the Adviser’s affiliates for any such services will not reduce the management fee or performance participation allocation. Any such arrangements will be at or below market rates.
Blackstone-Affiliated Portfolio Entities
Portfolio entities of investment funds, REITs, vehicles, accounts, products and/or other similar arrangements sponsored, advised, and/or managed by Blackstone or its affiliates, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with Blackstone or its affiliates side-by-side or additional general partner investments with respect thereto) (“Other
Blackstone Accounts”) are and will be counterparties or participants in agreements, transactions and other arrangements with us for the provision of goods and services, purchase and sale of assets and other matters. In addition, certain of our portfolio entities may be counterparties or participants in agreements, transactions and other arrangements with Other Blackstone Accounts for the provision of goods and services, purchase and sale of assets and other matters. These agreements, transactions and other arrangements will involve payment of fees and other amounts, none of which will result in any offset to the management fees we pay to the Adviser notwithstanding that some of the services provided by such portfolio entity are similar in nature to the services provided by the Adviser. Generally, we may engage Blackstone-affiliated portfolio entities or allow our portfolio entities to be engaged by Blackstone-affiliated entities only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is comprised of each of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.
We may engage portfolio entities of Other Blackstone Accounts and Other Blackstone Accounts may engage our portfolio entities to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounting/audit (e.g., valuation support services), account management (e.g., treasury, customer due diligence), insurance, procurement, placement, brokerage, consulting, cash management, corporate secretarial and executive assistant services, domiciliation, data management, directorship services, finance/budget, human resources (e.g., the onboarding and ongoing development of personnel), communication, public relations and publicity, information technology and software systems support, corporate governance and entity management (e.g., liquidation, dissolution and/or otherwise end of term services), risk management and internal compliance/know-your-client reviews and refreshes, judicial processes, legal, environmental and or sustainability due diligence support (e.g., review of property condition reports, clean energy consumption), climate accounting services, ESG program management services, engineering services, services related to the sourcing, development and implementation of renewable energy, ESG data collection and reporting services, capital planning services, operational coordination (e.g., coordination with JV partners, property managers), risk management, reporting (e.g., on tax, debt, portfolio or other similar topics), and tax analysis and compliance (e.g., CIT and VAT compliance, transfer pricing, internal risk control, treasury and valuation services)), business intelligence and data science services, fundraising support, legal/ business/ finance optimization and innovation
(including legal invoice automation), and vendor selection ; (b) borrowing management (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans consolidation, cash management, financing management, administrative support and lender relationship management (e.g., coordinating with lender on any ongoing obligations under any relevant borrowing, indebtedness or other credit support (including, any required consultation with or reporting to such lender) , and whole loan servicing oversight (e.g., collateral management, due diligence and servicing oversight))); (c) management services (i.e., management by a portfolio entity, Blackstone affiliate or third party (e.g., a third-party manager) of operational services including personnel operational coordination (i.e., coordination with JV partners, operating partners, and property managers), planning with respect to portfolio composition (including hold / sell analysis support), ESG-related planning (including data collection, review, support and execution), revenue management support and portfolio and property reporting)); (d) operational and other services (i.e., general management of day to day operations, including, without limitation, construction management and oversight (such as management of general contractors on capital projects, tenant improvements, and tenant space build-outs), leasing services (such as leasing strategy, management of third-party brokers, negotiation of major leases, negotiation of leases, and mall income including parking, advertising, and promotional space), project management (such as management of development projects, project design and execution, vendor management, and turnkey services
(end-to-end execution for real estate projects)) and property management (such as property-level management, cleaning, energy consumption, security, revenue management, contract management, expense management, capital expenditure projects, facility management, business plan execution, engineering, capital expenditure design and implementation, and reporting, as well as mall management services, such as provision of on-site staff, rent collection, service charge accounting and operation, marketing and advertising, tenant and guest relations, maintenance of common space, selecting and engaging architects, contractors and other third parties involved in construction, supervision of on-site third-party contractors such as facilities’ maintenance, cleaning, and security, and, in outlets and high-end centers services, provision of retail managers to oversee tenant merchandising, promotions, and inventory), tracking
Portfolio Entity employees and other advisors utilization and other metrics for fund-level reporting obligations, creating and developing strategic initiatives and road maps with respect to ESG, consolidating and assisting with ESG and other side letter reporting; and (e)
transaction support services (including, without limitation, acquisition support, customer due diligence and related on-boarding, liquidation, reporting, relationship management with brokers, banks and other potential sources of investments including development sites and providing diligence and negotiation support to acquire the same, identifying potential investments, coordinating with investors, assembling relevant information, conducting financial and market analyses and modelling, coordinating closing/post-closing procedures for acquisitions,

2024 Proxy Statement | 23
dispositions and other transactions, coordination of design and development works (such as recommending and implementing design decisions), marketing and distribution, overseeing brokers, lawyers, accountants and other advisors, working with consultants and third-
parties to pursue entitlements, providing legal, ESG and accounting services, assisting with due diligence, preparation of project feasibility analysis, site visits, transaction consulting and specification of technical analysis and review of (i) design and structural work, (ii)
architectural, façade and external finishes, (iii) certifications, (iv) operations and maintenance manuals and (v) statutory documents). We compensate these service providers and vendors owned by the Other Blackstone Accounts for services rendered to us, including through promote or other incentive-based compensation payable to their management teams and other related parties. The incentive-based compensation paid with respect to a portfolio entity or property will vary from the incentive based compensation paid with respect to other portfolio entities and properties; as a result the management team or other related parties may have greater incentives with respect to certain properties and portfolio entities relative to others, and the performance of certain properties and portfolio entities may provide incentives to retain management that also service other properties and portfolio entities. Such service providers and vendors may charge for certain goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates below applies equally in respect of the fees and expenses of the portfolio entity service providers, if charged at rates generally consistent with those available in the market. Such service providers and vendors may also pass through expenses for other services on a cost reimbursement, no-profit, revenue, purchase and sale price, capital spend, or break-
even basis, (even if third party customers or clients are charged on a different basis), which break-even point may occur over a period of time such that such service provider or vendor may realize a profit in a given year which would be expected to be applied towards the costs in subsequent period. In such cases, costs and expenses associated with goods and services provided by service providers and vendors owned by Other Blackstone Accounts (including for the avoidance of doubt, all overhead associated with such service providers and vendors owned by Other Blackstone Accounts) are allocated to us and/or the portfolio companies. Such costs and expenses are expected to include any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, compliance, accounting and other professional fees and disbursements; office space, furniture and fixtures, and equipment; insurance premiums; technology expenditures, including hardware and software costs, and servicing costs and upgrades related thereto); costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out, expanding and winding-down a portfolio property costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-
time technology and systems implementation costs, employee on-boarding, ongoing training and severance payments, and IPO-readiness and other infrastructure costs); related tax costs and/or liabilities determined by Blackstone based on applicable marginal tax rates; and
other operating, establishment, expansion and capital expenditures (including financing and interest thereon). Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period (including in prior periods, such as where any such costs are amortized over an extended period), and therefore we could pay more than our pro rata portion of fees for services. In addition, in certain circumstances, Blackstone also relies on the management team of a portfolio entity with respect to the determination of costs and expenses and allocation thereof and does not oversee or participate in such determinations or allocations.
Moreover, to the extent a portfolio entity uses an allocated cost model with respect to fees, costs and expenses, such fees, costs and expenses are typically estimated and/or accrued quarterly (or on another regular periodic basis) but not finalized until year-end and as a result, such year-end true-up is subject to fluctuation and increases such that for a given year, the year-end cumulative amount with respect to fees, costs and expenses may be greater than the sum of the quarterly estimates (or other periodic estimates where applicable) and/or accruals and therefore we could bear more fees, costs and expenses at year-end than had been anticipated throughout the year. The allocation of costs and expenses (including for the avoidance of doubt overhead) among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, on the basis of “cost” as described above, “revenue”, “time-allocation”, “per unit”, “revenue,” “spend,” “number of units,” “per square footage” or “fixed percentage” r purchase or sale price and the particular methodology used to allocate such costs among the entities and assets to which services are provided is expected to vary depending on the types of services provided and the applicable asset class involved and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in our bearing less or more costs and expenses. In addition, a portfolio entity that uses a "cost" basis methodology may, in certain circumstances, change its allocation methodology, for example, to charging a flat fee for a particular service or instance (or vice versa) or to another methodology described herein or otherwise and such changes may increase or reduce the amounts received by such portfolio entities for the same services. A service provider may subcontract certain of its responsibilities to other portfolio entities. In such circumstances, the relevant subcontractor could invoice the portfolio entity for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio entity, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly,
Other Blackstone Accounts, their portfolio entities and Blackstone may engage our portfolio entities, including QTS Realty Trust, Home
Partners of America, American Campus Communities, April Housing and any of our future portfolio entities, to provide services, and these portfolio entities will generally charge for services in the same manner described above, but we generally will not be reimbursed for any costs (such as start-up costs) relating to such portfolio entity incurred prior to such engagement.
We, Other Blackstone Accounts and their affiliates are expected to enter into joint ventures with third parties to which the service providers and vendors described above will provide services. In some of these cases, the joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case we, Other Blackstone Accounts and their affiliates that also use the services of the portfolio entity service provider will, directly or indirectly, pay the difference, or the portfolio entity service provider will bear a loss equal to the difference. Moreover, in certain circumstances, the joint venture partner may be allocated fees, costs and expenses pursuant to a different methodology than a portfolio entity’s standard allocation methodology, which could result in us or the portfolio entities being allocated more fees, costs and expenses than they would otherwise be allocated solely pursuant to such standard allocation methodology. Portfolio entity service providers described in this section are generally owned and controlled by one or more
Blackstone funds such as Other Blackstone Accounts. In certain instances, a similar company could be owned or controlled by Blackstone directly. Service providers described in this section are generally owned and controlled by a Blackstone fund, such as the Other Blackstone
Accounts.
Blackstone has a general practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to Blackstone itself compared to those available to us for the same services. However, legal fees for unconsummated

24 | Blackstone Real Estate Income Trust
transactions are often charged at a discount rate, such that if we consummate a higher percentage of transactions with a particular law firm than Blackstone, Other Blackstone Accounts and their affiliates, we could indirectly pay a higher net effective rate for the services of that law firm than Blackstone or Other Blackstone Accounts or their affiliates. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by us are different from those used by Blackstone, Other Blackstone Accounts and their affiliates and personnel, we can be expected to pay different amounts or rates than those paid by such other persons. Similarly, Blackstone, the Other Blackstone Accounts and
affiliates and we can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with Blackstone) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on the volume of transactions in the aggregate or other factors.
We have engaged BRE Hotels & Resorts LLC (“BRE Hotels & Resorts”) for certain of our hospitality properties, EQ Management, LLC
(“EQ”) for certain of our office properties, LivCor, LLC (“LivCor”) for certain of our multifamily properties, ShopCore Properties TRS
Management LLC (“ShopCore”) for certain of our retail properties, Link Logistics Real Estate Holdco LLC (“Link”) for certain of our logistics properties, BPP MFNY Employer LLC (“Beam Living”) for certain of our multifamily properties in New York City and Longview Senior
Housing, LLC (“Longview Senior Housing”) for certain of our senior housing properties. Each of these companies is a portfolio company controlled or owned by Blackstone-advised investment vehicles.
We have engaged Revantage Corporate Services, LLC (“Revantage”), a portfolio company owned by Blackstone-advised investment vehicles, to provide, as applicable, corporate support services (including, without limitation, accounting, legal, tax, treasury, valuation services, information technology and data management), and transaction support services to certain of our investments directly.
Affiliate service provider expenses and incentive compensation awards are included as a component of Rental Property Operating and
Hospitality Operating expense, as applicable, in our Consolidated Statements of Operations. Transaction support service fees were capitalized to Investments in Real Estate on our Consolidated Balance Sheets. Neither Blackstone nor the Adviser receives any fees from these arrangements.

2024 Proxy Statement | 25
The following table details the amounts incurred for affiliate service providers ($ in thousands):

	Year Ended December 31, 2023
	Affiliate Service Provider Expenses	Amortization of Affiliate Service Provider Incentive Compensation Awards	Capitalized Transaction Support Services
Link	$112,963	$18,033	$1,124
LivCor	103,104	15,949	9,532
ShopCore	32,966	958	1,283
Revantage	30,880	9,103	—
BRE Hotels & Resorts	15,178	1,375	—
EQ	5,081	205	711
Beam Living	2,931	1,114	—
Longview Senior Housing	1,777	—	—
Total	$304,880	$46,737	$12,650
Securities Authorized for Issuance Under Equity Compensation Plans
As noted above, we issue incentive compensation awards to certain employees of portfolio company service providers. Such awards vest over the life of the awards and stock-based compensation expense is recognized for these awards on a graded vesting attribution method over the applicable vesting period of each award, based on the value of the awards on their grant date, as adjusted for forfeitures. The awards are subject to service periods ranging from three to four years. The vesting conditions that are based on us achieving certain returns, or other key performance metrics, over a stated hurdle amount are considered market conditions. The achievement of returns, or other key performance metrics, over the stated hurdle amounts, which affect the quantity of awards that vest, is considered a performance condition. If we determine it is probable that the performance conditions will be met, the value of the award will be amortized over the service periods, as adjusted for forfeitures. The number of awards expected to vest is evaluated each reporting period and compensation expense is recognized for those awards for which achievement of the performance criteria is considered probable. As of December 31,
2023, we have determined it is probable that the performance condition will be met for certain awards and have amortized the value of such awards over the applicable service period. None of Blackstone, the Adviser, or the affiliate portfolio company service providers receive any incentive compensation from the aforementioned arrangements.
The following table details the incentive compensation awards ($ in thousands):

	December 31, 2022	For the Year Ended December 31, 2023				December 31, 2023
Plan Year	Unrecognized Compensation Cost	Forfeiture of unvested awards	Value of Awards Issued	Amortization of Compensation Cost	Unrecognized Compensation Cost	Remaining Amortization Period
2021	$23,161	$(2,946)	$—	$(9,343)	$10,872	1.0 year
2022	24,889	(1,115)	14,127	(19,076)	18,825	1.9 years
2023	—	—	54,955	(18,318)	36,637	2.4 years
	$48,050	$(4,061)	$69,082	$(46,737)	$66,334

26 | Blackstone Real Estate Income Trust
The following table details the incentive compensation awards issued and remaining available as of December 31, 2023.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	—	—	14,220,559
Total	—	—	14,220,559
Blackstone-Affiliated Service Providers
In addition to the service providers (including portfolio entity service providers) and vendors described above, we will engage in transactions with one or more businesses that are owned or controlled by Blackstone directly, not through one of its funds, including the businesses described below. These businesses will, in certain circumstances, also enter into transactions with other counterparties of ours. Blackstone could benefit from these transactions and activities through current income and creation of enterprise value in these businesses.
Furthermore, Blackstone will from time to time encourage our third-party service providers to use other Blackstone-affiliated service providers and vendors in connection with our business and the business of portfolio entities and unaffiliated entities, and Blackstone has an incentive to use third-party service providers who do so as a result of the indirect benefit to Blackstone and additional business for the related service providers and vendors. No fees charged by these service providers and vendors will offset or reduce the Adviser’s management fees. Furthermore, Blackstone, the Other Blackstone Accounts and their affiliates and related parties will use the services of these Blackstone affiliates, including at different rates. Although Blackstone believes the services provided by its affiliates are equal or better than those of third parties, Blackstone directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest.
Blackstone-affiliated service providers and vendors, include, without limitation:
LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters, and (iii) acts as escrow agent in connection with investments by us, Other Blackstone Accounts and their affiliates and related parties, and third parties. In exchange for such services LNLS earns fees, which would have otherwise been paid to third parties. If LNLS is involved in a transaction in which we participate, LNLS will benchmark such fees to the extent market data is available except when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agents. During the fiscal year ended December 31, 2023, we paid LNLS
$7.7 million for title services related to 53 investments.
Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of our investments or overall performance, which could be in the form of shares of our common stock. Furthermore, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses), provided that these amounts will not exceed market rates as determined to be appropriate under the circumstances. Generally, we may engage
Blackstone-affiliated service providers only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee
(which is comprised of each of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties.
The Adviser and its affiliates will make determinations of market rates (i.e., rates that fall within a range that the Adviser and its affiliates has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms) based on its consideration of a number of factors, which are generally expected to include the experience of the Adviser and its affiliates with non-affiliated service providers as well as benchmarking data and other methodologies determined by the Adviser and its affiliates to be appropriate under the circumstances. In respect of benchmarking, while Blackstone often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone affiliates in the applicable market or certain similar markets, relevant comparisons may not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., within property management services, different assets may receive different property management services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then owned or to be acquired (such as location or size), or the particular characteristics of services provided. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by us or by Other Blackstone Accounts and will not offset the management fee we pay to the Adviser. Finally, in certain circumstances third-party benchmarking may be considered unnecessary, including because the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states).

2024 Proxy Statement | 27
In addition, Blackstone is not required to perform or obtain benchmarking analysis of expenses with respect to non-recurring contracts with portfolio entity service providers and will exclude non-recurring costs from benchmarking analysis when such analysis is required, unless otherwise required by our charter. Blackstone is not required to perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided by portfolio entity service providers on a cost reimbursement, no-profit or break-even basis, or in respect of incentive-based compensation, unless otherwise required by our charter. Some of the services performed by Blackstone-
affiliated service providers could also be performed by our sponsor from time to time and vice versa. Fees paid by us to Blackstone-
affiliated service providers do not offset or reduce the management fee we pay to the Adviser and are not otherwise shared with us.
On July 28, 2020, we became a member of a captive insurance company (the “Captive”) owned by us and other investment vehicles managed by Blackstone. A Blackstone affiliate provides oversight and advisory services to the Captive and receives fees based on a percentage of premiums paid for such policies. The fees and expenses of the Captive, including insurance premiums and fees paid to the
Blackstone affiliate to manage it, are borne by the Company and the other Blackstone-managed investment vehicles pro rata based on insurance premiums paid for each party’s respective properties.
During the year ended December 31, 2023, we contributed  $166.2 million capital to the Captive for insurance premiums and our pro rata share of other expenses. Of this amount, $3.2 million was attributable to the fee paid to a Blackstone affiliate to provide oversight and management services. The capital contributed and fees paid to the Captive are in place of insurance premiums and fees that would otherwise be paid to third-party insurance companies.
Internal Audit Services
During the year ended December 31, 2023, we engaged an affiliate of our Adviser to perform certain internal audit and compliance functions. As of December 31, 2023, we had incurred $80,333 of fees for such services.
Credit Agreement with Blackstone
We are party to an unsecured, uncommitted line of credit up to a maximum amount of $75.0 million with Blackstone Holdings Finance Co.
L.L.C. (“Lender”),
an affiliate of Blackstone. The line of credit expires on January 24, 2025 and may be extended for up to 12 months subject to Lender approval. The interest rate is the then-current rate offered by a third-party lender, or, if no such rate is available, SOFR rate plus 2.50%.
Each advance under the Line of Credit is repayable on the earliest of (i) the expiration of the Line of Credit, (ii) Lender’s demand and (iii)
the date on which the Adviser no longer acts as the Company’s external manager, provided that the Company will have 180 days to make such repayment in the cases of clauses (i) and (ii) and 45 days to make such repayment in the case of clause (iii). During the year ended
December 31, 2023, we did not draw from the line of credit. As of December 31, 2023, there was no outstanding balance under the line of credit.
Trademark License Agreement
On August 31, 2016, we entered into a Trademark License Agreement (the “Trademark License Agreement”) with an affiliate of Blackstone, pursuant to which it has granted us a fully paid-up, royalty-free, non-exclusive,non-transferable license to use the names “Blackstone Real
Estate Income Trust, Inc.,” “BREIT” or “Blackstone Operating Partnership L.P.” Under the Trademark License Agreement, we have a right to use these names for so long as the Adviser (or another affiliate of Blackstone that serves as the licensor) serves as the Adviser (or another managing entity) and the Adviser remains an affiliate of the licensor under the Trademark License Agreement. We do not make any payments under the Trademark License Agreement.
Real Estate Debt
In November 2023, in a partnership alongside other Blackstone-advised investment vehicles as well as third-party investors, we agreed to acquire 3.08% interest in a portfolio of first mortgage loans for approximately $200 million. This transaction closed in December 2023.
As of December 31, 2023, our investments in real estate debt included CMBS with a total fair value of $1.5 billion collateralized by properties owned by Blackstone-advised investment vehicles. Each investment in such CMBS by Blackstone and its affiliates (including us)
represented a minority participation in any individual tranche. We acquired our minority participation interests from third-party investment banks on market terms negotiated by the majority third-party investors. Blackstone and its affiliates (including us) will forgo all non-
economic rights (including voting rights) in such CMBS as long as the Blackstone-advised investment vehicles either own the properties collateralizing, loans underlying, or have an interest in a different part of the capital structure related to such CMBS. For the year ended
December 31, 2023, we recorded income of $167.9 million related to our investments in such CMBS. For the year ended December 31,
2023, we sold $0.2 billion of such CMBS.
As of December 31, 2023, our investments in real estate debt included loans with a total fair value of $0.6 billion to borrowers owned by
Blackstone-advised investment vehicles. Each investment in such loans by Blackstone and its affiliates (including us) represented a minority participation in any individual loan. We acquired our minority interests from either third-party investors in the secondary market or from third-party investment banks on market terms negotiated by the majority third-party investors. Blackstone and its affiliates (including
us) will forgo all non-economic rights (including voting rights) in such loans as long as the Blackstone-advised investment vehicles either own the properties collateralizing, loans underlying, or have an interest in a different part of the capital structure related to such properties.
For the year ended December 31, 2023, we recorded income of $96.7 million related to our investments in such loans. In addition, we previously acquired a minority participation in a loan to a borrower owned by Blackstone-advised investment vehicles for €300 million, and in January 2024, as part of an extension for financing for loan secured by assets owned by such Blackstone-advised vehicles, we agreed to the restructuring of the loan and subsequent sale of part of the loan to a borrower owned by Blackstone-advised investment vehicles for
$111.0 million. The pricing and terms were negotiated by the third-party lender, and we participated on the same terms.

28 | Blackstone Real Estate Income Trust
Real Estate Transactions
In March 2023, we agreed to dispose of our 7.9% interest in a logistics business to a Blackstone-advised investment vehicle and certain of its co-investors for $547 million, excluding transaction costs. This transaction closed in the second quarter of 2023.
In October 2023, we agreed to dispose of our approximately 12.0% interest in a cell tower platform to third-party investors and Blackstone-
advised investment vehicles for $692 million, excluding transaction costs. This transaction closed in the first quarter of 2024.
In January 2024, in a partnership alongside a Blackstone-advised investment vehicle, we agreed to participate in an acquisition of a
Canadian public company that primarily invests in multi-family and single-family rental assets. We previously made an investment of $240 million in exchangeable preferred equity investment in such company in 2020 and are maintaining our approximately 11% ownership stake.
In addition, we entered into a support agreement whereby we agreed to exchange certain of our preferred equity into common shares and vote in favor of the transaction. The transaction is expected to close in the second quarter of 2024.
Indemnification Agreements with Directors and Officers
We have entered into indemnification agreements with each of our directors and officers. We refer to such indemnification agreements as
“Indemnification Agreements” and our directors and officers party thereto as “Indemnitees.” The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the
Company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case, the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.
Conflicts of Interest with the Adviser and its Affiliates
We are subject to conflicts of interest arising out of our relationship with Blackstone, including the Adviser and its affiliates. Blackstone has four directors that serve on our Board of Directors (one of whom serves as Chairperson of our Board of Directors), and our Chief Executive
Officer, Chief Financial Officer, and our other executive officers are also executives of Blackstone and/or one or more of its affiliates. There is no guarantee that the policies and procedures adopted by us, the terms of our charter, the terms and conditions of the Advisory
Agreement or the policies and procedures adopted by the Adviser, Blackstone and their affiliates, will enable us to identify, adequately address or mitigate these conflicts of interest. Notwithstanding the foregoing, we believe our directors, officers, and the Adviser’s personnel will devote a sufficient amount of time to our business to fulfill their responsibilities to us. Transactions between us and the Adviser or its affiliates are subject to approval by our Affiliate Transaction Committee.
Some examples of conflicts of interest that may arise by virtue of our relationship with the Adviser and Blackstone include:
■Broad and Wide-Ranging Activities. The Adviser, Blackstone and their affiliates engage in a broad spectrum of activities, including a broad range of activities relating to investments in the real estate industry, and have invested or committed billions of dollars in capital through various investment funds, managed accounts and other vehicles affiliated with Blackstone. In the ordinary course of their business activities, the Adviser, Blackstone and their affiliates may engage in activities where the interests of certain divisions of
Blackstone and its affiliates, including the Adviser, or the interests of their clients may conflict with the interests of our stockholders.
Certain of these divisions and entities affiliated with the Adviser have or may have investment objectives or guidelines similar to our investment guidelines and therefore may compete with us. In particular, Blackstone Real Estate invests in a broad range of real estate and real estate debt investments via numerous different investment funds, managed accounts and other vehicles.
■Blackstone’s Policies and Procedures. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than it would otherwise be subject to if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between Blackstone Real Estate and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information which have the potential to reduce the positive synergies and collaborations that the Adviser could otherwise expect to utilize for purposes of identifying, pursuing and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which other advisory clients of Blackstone may be considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Adviser, might become restricted to those other respective businesses and otherwise be unavailable to the Adviser. There can be no assurance, however, that any such policies and/or procedures will be effectivein accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Adviser to effectively achieve our investment objectives by unduly limiting our investment flexibility and/or the flow of otherwise appropriate information between the Adviser and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Adviser as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, in some instances, the Adviser may not be able to initiate a transaction that it otherwise might have initiated and may not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect our operations.

2024 Proxy Statement | 29
In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from trading in certain securities, we and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any investment vehicle advised by Blackstone has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of Blackstone or its affiliates, including the Adviser, to engage in businesses or activities competitive with such companies.
Blackstone reserves the right to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Company, may require the Company to share such opportunities or otherwise limit the amount of an opportunity the Company can otherwise take.
■Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that Blackstone and its affiliates, including the Adviser, will provide investment management and other services to us and to other persons or entities, whether or not the investment objectives or guidelines of any such other person or entity are similar to ours, including, without limitation, the sponsoring, closing and/or managing of Other Blackstone Accounts. In particular, there will be overlap of real estate and real estate debt investment opportunities with certain Other Blackstone Accounts that are actively investing and similar overlap with future Other Blackstone
Accounts. This overlap will from time to time create conflicts of interest. Additionally, in certain circumstances investment opportunities suitable for us will not be presented to us and there will be investment opportunities where our participation is restricted.
With respect to Other Blackstone Accounts with investment objectives or guidelines that overlap with ours but that do not have priority over us (including the Private Core+ Accounts), investment opportunities are allocated among us and one or more Other Blackstone
Accounts in accordance with our sponsor’s prevailing policies and procedures on a basis that the Adviser and its affiliates believe to be fair and reasonable in their sole discretion, which may be pro rata based on relative available capital, subject to the following considerations: (i) consistency with any applicable investment objectives or focus of ours and such Other Blackstone Accounts (which, for us, includes our primary objective of providing attractive current income in the form of regular, stable cash distributions), (ii) any investment limitations, parameters or contractual provisions of ours and such Other Blackstone Accounts (e.g., a joint venture between us and an Other Blackstone Account must be on substantially similar terms), (iii) the sector, geography/location, expected return profile, expected distribution rates, anticipated cash flows, expected stability or volatility of cash flows, leverage profile, risk profile, and other features of the applicable investment opportunity and its impact on portfolio concentration and diversification (including, but not limited to, (A) allocations necessary for us or Other Blackstone Accounts to maintain a particular concentration in a certain type of investment
(e.g., if an Other Blackstone Account follows a liquid strategy pursuant to which it sells a type of investment more or less frequently than us and we or such Other Blackstone Account needs a non pro rata additional allocation to maintain a particular concentration in that type of investment) and (B) whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question), (iv) maintaining structuring and financing flexibility for shared investments (which can result in sharing an investment opportunity equally to the extent each party has sufficient available capital to do so), (v) avoiding allocation that could result in de minimis or odd lot investments, or allocating to a single vehicle when investments are smaller in size and (vi) legal, tax, accounting, regulatory and other considerations deemed relevant by the Adviser and its affiliates (including, without limitation, maintaining our qualification as a REIT and our status as a non-investment company exempt from the Investment Company Act).
Currently, Private Core+ Accounts invest in “Core+” real estate and real estate-related assets in the United States and Canada (which are generally substantially stabilized assets generating relatively stable cash flow), with a focus on office, multifamily, industrial, retail and life sciences assets in major cities and markets across the United States and Canada. To the extent an investment is determined by
Blackstone to satisfy the investment objectives of us and the Private Core+ Accounts, such investment will be generally allocated in accordance with Blackstone’s prevailing policies and procedures described above. Certain Other Blackstone Accounts also invest in real estate debt with investment objectives or guidelines that overlap with ours but do not have priority over us. To the extent an investment is determined by Blackstone to satisfy the investment objectives of us and such Other Blackstone Accounts, such investment will be allocated in accordance with Blackstone’s prevailing policies and procedures described above.
Furthermore, the Select Opportunistic Blackstone Accounts invest in “opportunistic” real estate and real estate-related assets globally
(which often are undermanaged assets and with higher potential for equity appreciation) and have priority over us with respect to such investment opportunities and select investments (e.g., certain core+ life sciences investments, private real estate loans, European and infrastructure investments) will be first offered to certain Other Blackstone Accounts (which we generally expect to have investment strategies distinct from ours but can overlap to some extent). Other Blackstone Accounts having priority over us will result in fewer investment opportunities being made available to us.
The Adviser and its affiliates calculate available capital, weigh the factors described above (which will not be weighted equally) and make other investment allocation decisions in accordance with their prevailing policies and procedures in their sole discretion, taking into account a variety of considerations, which may include, without limitation, net asset value, any actual or anticipated allocations, expected future fundraising and uses of capital, expected investor and other third-party co-investment allocation (i.e., when additional capital is raised alongside a private fund for a single investment) of Other Blackstone Accounts, applicable investment guidelines, excuse rights and investor preferences, any or all reserves, vehicle sizes and stage of investment operations (e.g., early in a vehicle’s investment operations, the vehicle may receive larger allocations than it otherwise would in connection with launching and ramping up), targeted amounts of securities as determined by the Adviser and its affiliates, geographic limitations and actual or anticipated capital needs or other factors determined by the Adviser and its affiliates. Preliminary investment allocation decisions will generally be made on or prior to the time we and such Other Blackstone Accounts commit to make the investment (which in many cases is when the purchase agreement
(or equivalent) in respect of such investment opportunity is signed), and are expected to be updated from time to time prior to the time of consummation of the investment (including after deposits are made thereon) due to changes in the factors that Blackstone considers in making investment allocations among us and Other Blackstone Accounts, including, for example, due to changes in available capital
(including as a result of investor subscriptions or withdrawals, deployment of capital for other investments or a reassessment of reserves), changes in portfolio composition or changes in actual or expected investor or third-party co-investment allocation, in each case between the time of committing to make the investment and the actual funding of the investment. Such adjustments in investment allocations could be material, could result in a reduced or increased allocation being made available to us and there can be no

30 | Blackstone Real Estate Income Trust
assurance that we will not be adversely affected thereby. The manner in which our available capital is determined may differ from, or subsequently change with respect to, Other Blackstone Accounts. The amounts and forms of leverage utilized for investments will also be determined by the Adviser and its affiliates in their sole discretion. Any differences or adjustments with respect to the manner in which available capital is determined with respect to us or Other Blackstone Accounts may adversely impact our allocation of particular investment opportunities. There is no assurance that any conflicts arising out of the foregoing will be resolved in our favor. Blackstone is entitled to amend its policies and procedures at any time without prior notice or our consent.
The Adviser makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to the Adviser, or circumstances not foreseen by the Adviser at the time of allocation, may cause an investment opportunity to yield a different return than expected. For example, an investment opportunity that the Adviser determines to be consistent with the return objectives of an opportunistic “control-oriented” fund rather than the Company could fail to achieve the
Adviser’s expectations and underwriting and generate an actual return that would have been appropriate for the Company. Conversely, an investment that the Adviser expects to be consistent with the Company’s return objectives will, in certain circumstances, exceed them. Furthermore, in certain circumstances where the Company is participating alongside one or more Other Blackstone Accounts in an investment opportunity, the Adviser is expected to be required to make initial investment allocation decisions at the time of the signing of the related purchase agreement (or equivalent) and/or funding of the deposit in respect thereof. The Adviser could change the applicable investment allocations as between the Company and such Other Blackstone Accounts between such signing and funding and the closing of such investment opportunity as it determines appropriate based on a number of factors, including but not limited to (i) changes in available capital (taking into account changes in capital commitment subscriptions, redemptions and/or repurchase requests, transfers, deployment of capital, reserves for future investments among other factors) and (ii) prevailing concentration limits in respect of sector, industry, geographic region or markets in question. In such circumstances, the Company’s and such Other Blackstone Accounts’
respective obligations related to any deposit and transaction costs (including broken deal fees and expenses) would be expected to change accordingly, provided that any such adjustments, particularly in respect of funded deposits, are expected to occur at the time of the closing of the investment and interest or other additional amounts will not be due or payable in respect of any such adjustments. In addition, the Adviser could determine at any point prior to the closing of an investment opportunity that any such investment opportunity that was initially allocated to the Company based on information available to the Company at the time the allocation decision is made should subsequently be reallocated in whole or in part to one or more Other Blackstone Accounts (and vice versa) based on subsequent information received by the Adviser in respect of such investment opportunity (e.g., an investment opportunity that the Adviser initially determines to be consistent with the return objectives of the Company could subsequently be determined to be consistent with the return objectives of an opportunistic “control-oriented” fund). In such circumstances, the Adviser could determine to reallocate all or any portion of any such investment opportunity from the Company to such Other Blackstone Account (or vice versa), including in circumstances where such Reallocating Account has entered into an exclusivity arrangement or other binding agreement with one or more third parties.
In such cases, if the non-Reallocating Account agrees to pursue the investment, it will reimburse the Reallocating Account for any deferred acquisition costs (including non-refundable or refundable deposits, breakage fees, due diligence costs and other fees and expenses) incurred by the Reallocating Account relating to such Reallocated Investment, which may be so reallocated prior to closing.
While the Adviser will seek to manage potential conflicts of interest in a fair and reasonable manner (subject to any priorities of Other
Blackstone Accounts) as required pursuant to our charter and the Advisory Agreement, the portfolio strategies employed by the Adviser,
Blackstone or their affiliates in managing the Other Blackstone Accounts could conflict with the strategies employed by the Adviser in managing our business and may adversely affect the marketability, exit strategy, prices and availability of the properties, securities and instruments in which we invest. The Adviser, Blackstone or their affiliates may also give advice to the Other Blackstone Accounts that may differ from advice given to us even though their investment objectives or guidelines may be the same or similar to ours.
■Corporate Opportunities. Our Board of Directors has adopted a resolution that provides that none of Blackstone or its affiliates, our directors or any person our directors control are required to refrain directly or indirectly from engaging in any business opportunities, including any business opportunities in the same or similar business activities or lines of business in which we or any of our affiliates may from time to time be engaged or propose to engage, or from competing with us, and that we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any such business opportunities, unless offered to a person in his or her capacity as one of our directors or officers and intended exclusively for us or any of our subsidiaries.
■Investments in Different Levels or Classes of an Issuer’s Securities. From time to time, to the extent permitted by our charter, we and the Other Blackstone Accounts may make investments at different levels of an issuer’s or borrower’s capital structure (e.g., an investment by one or more Other Blackstone Accounts in an equity, debt or mezzanine interest with respect to the same portfolio company in which we own a different debt interest or vice versa) or otherwise in different classes of the same issuer’s securities. We may make investments that are senior or junior to, or have rights and interests different from or adverse to, the investments made by the
Other Blackstone Accounts (and in certain circumstances, the Adviser will be unaware of Other Blackstone Accounts’ participation, as a result of information walls or otherwise). Such investments may conflict with the interests of such Other Blackstone Accounts in related investments, and the potential for any such conflicts of interests may be heightened in the event of a default or restructuring of any such investments. Actions may be taken for Other Blackstone Accounts that are adverse to us, including with respect to the timing and manner of sale and actions taken in circumstances of financial distress. In addition, in connection with such investments, Blackstone will generally seek to implement certain procedures to mitigate conflicts of interest which typically involve us maintaining a non-controlling interest in any such investment and a forbearance of rights, including certain non-economic rights, relating to Other Blackstone
Accounts, such as where Blackstone may cause us to decline to exercise certain control- and/or foreclosure-related rights with respect to an investment (including following the vote of other third-party lenders generally or otherwise recusing ourselves with respect to decisions), including with respect to both normal course ongoing matters (such as consent rights) and also defaults, foreclosures, workouts, restructurings and/or exit opportunities, subject to certain limitations. If we recuse ourselves from decision-making as described above, we will generally rely upon a third-party lender to make the decisions, and the third-party lender could have conflicts or otherwise make decisions that we would not have made. It is expected that our participation in connection with any such investments and transactions will be negotiated by third parties on market terms and prices. Furthermore, we hold investments (i) that are secured or

2024 Proxy Statement | 31
backed by collateral in which Other Blackstone Accounts have interests and (ii) where Other Blackstone Accounts are invested in other parts of the capital structure. While Blackstone will seek to resolve any such conflicts in a fair and equitable manner in accordance with its prevailing policies and procedures with respect to conflicts resolution among the Other Blackstone Accounts, such transactions are not required to be presented to our Board of Directors for approval (unless otherwise required by our charter or investment guidelines), and there can be no assurance that any conflicts will be resolved in our favor.
■Minority Investments of Other Blackstone Accounts. Certain Other Blackstone Accounts may also make minority investments in third-party investment managers or their investment vehicles with which we may engage in various transactions from time to time, including purchases or sales of assets or borrowing or lending transactions. Although these third-party investees may not be deemed to be affiliates of Blackstone due to the limited voting rights or other terms of the investments made by such Other Blackstone Accounts, such Other Blackstone Accounts would have an indirect economic interest in any transactions between us and such third-party investees. Our stockholders will not share in any of the economic interest of such Other Blackstone Accounts in such transactions. There can be no assurance that any conflict will be resolved in our favor and Blackstone may be required to take action where it will have conflicting loyalties between its duties to us and to Other Blackstone Accounts, which may adversely impact us.
■Pursuit of Differing Strategies. At times, the investment professionals employed by the Adviser or its affiliates and other investment vehicles affiliated with the Adviser and/or Blackstone may determine that an investment opportunity may be appropriate for only some of the Other Blackstone Accounts for which he or she exercises investment responsibility, or may decide that certain of Other Blackstone
Accounts should take differing positions with respect to a particular security. In these cases, the investment professionals may place separate transactions for one or more Other Blackstone Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more Other Blackstone Accounts. For example, an investment professional may determine that it would be in the interest of Other Blackstone Accounts to sell a security that we hold long, potentially resulting in a decrease in the market value of the security held by us.
■Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to the Adviser or its affiliates differ among the Other Blackstone Accounts that they manage. If the amount or structure of the management fee, the
Special Limited Partner’s performance participation interest and/or the Adviser’s or its affiliates’ compensation differs among Other
Blackstone Accounts (such as where certain funds or accounts pay higher base management fees, incentive fees, performance-based management fees or other fees), the Adviser might be motivated to help certain Other Blackstone Accounts over others. Similarly, the desire to maintain assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser or its affiliates in affording preferential treatment to those Other Blackstone Accounts that could most significantly benefit the Adviser or its affiliates. The Adviser may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such Other Blackstone Accounts. Additionally, the Adviser or its
affiliates might be motivated to favor Other Blackstone Accounts in which it has an ownership interest or in which Blackstone and/or its affiliates have ownership interests. Conversely, if an investment professional at the Adviser or its affiliates does not personally hold an investment in the fund but holds investments in Other Blackstone Accounts, such investment professional’s conflicts of interest with respect to us may be more acute.
■Underwriting, Advisory and Other Relationships. As part of its regular business, Blackstone provides a broad range of underwriting, investment banking, placement agent services and other services and may come into possession of information that limits its ability to engage in potential transactions. Our activities may be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone not serving as employees of the Adviser or its affiliates may be prohibited by law or contract from sharing information with members of Blackstone Real Estate. We may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments that Blackstone may make or has made. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Adviser because of certain confidential information available to those individuals or to other parts of Blackstone. Further, in connection with selling investments by way of a public offering, a Blackstone broker-dealer has acted and may in the future act as the managing underwriter or a member of the underwriting syndicate on a firm commitment basis and has purchased and may in the future purchase securities on that basis. Blackstone may retain any commissions, remuneration, or other profits and receive compensation from such underwriting activities, which have the potential to create conflicts of interest. Blackstone may also participate in underwriting syndicates from time to time with respect to us or portfolio companies of Other Blackstone Accounts, or may otherwise be involved in the private placement of debt or equity securities issued by us or such portfolio companies, or otherwise in arranging financings with respect thereto or advising on such transactions. Subject to applicable law, Blackstone may receive underwriting fees, placement commissions, or other compensation with respect to such activities, which will not be shared with us or our stockholders. Where Blackstone serves as underwriter with respect to the securities of a portfolio, we or the applicable Other Blackstone
Account holding such securities may be subject to a “lock-up” period following the offering under applicable regulations during which time our ability to sell any securities that we continue to hold is restricted. This may prejudice our ability to dispose of such securities at an opportune time.
In the regular course of its investment banking business, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to assets that are suitable for investment by us. In such case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding us from acquiring such assets. Blackstone is under no obligation to decline any such engagement to make the investment opportunity available to us.
Blackstone has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on our behalf, the Adviser may consider those relationships (subject to its obligations under our charter and the Advisory Agreement), which may result in certain transactions that the Adviser will not undertake on our behalf in view of such relationships.

32 | Blackstone Real Estate Income Trust
■Service Providers. Certain of our service providers (including lenders, brokers, attorneys, loan servicing and administration providers, investment banking firms and property managers) may be sources of investment opportunities, counterparties therein or advisors with respect thereto. This may influence the Adviser in deciding whether to select such a service provider. In addition, in instances where multiple  Blackstone businesses may be exploring a potential individual investment, certain of these service providers may choose to be engaged by other Blackstone affiliates rather than us.
■Material, Non-Public Information. We, directly or through Blackstone, the Adviser or certain of their respective affiliates may come into possession of material non-public information with respect to an issuer or borrower in which we have invested or may invest. Should this occur, the Adviser may be restricted from buying or selling securities, derivatives or loans of the issuer or borrower on our behalf until such time as the information becomes public or is no longer deemed material. Disclosure of such information to the personnel responsible for management of our business may be on a need-to-know basis only, and we may not be free to act upon any such information. Therefore, we and/or the Adviser may not have access to material non-public information in the possession of Blackstone which might be relevant to an investment decision to be made by the Adviser on our behalf, and the Adviser may initiate a transaction or purchase or sell an investment that, if such information had been known to it, may not have been undertaken. Due to these restrictions, in some instances, the Adviser may not be able to initiate a transaction on our behalf that it otherwise might have initiated and may not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect our operations.
■Possible Future Activities. The Adviser and its affiliates may expand the range of services that they provide over time. Except as and to the extent expressly provided in the Advisory Agreement, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser, Blackstone and their affiliates continue to develop relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.
■Transactions with Other Blackstone Accounts and Other Affiliates. From time to time, we may enter into purchase and sale transactions and joint ventures with Other Blackstone Accounts. Such transactions will be conducted in accordance with, and subject to, our charter (including the requirement that such transaction be approved by a majority of our independent directors as being fair and reasonable to us), the terms and conditions of the Advisory Agreement, and our code of business conduct and ethics and applicable laws and regulations. These requirements will also apply to transactions with Blackstone, any of our directors or any affiliates thereof.
■Other Affiliate Transactions. In connection with investments in which we participate alongside Other Blackstone Accounts, we may from time to time share certain rights with such Other Blackstone Accounts relating to such investments for legal, tax, regulatory or other similar reasons, including, in certain instances, certain control-related rights with respect to jointly held investments. When making any decisions related to such investments, there may be conflicting interests. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by Blackstone or its other affiliates.
■Broken Deal Expenses. Any expenses that may be incurred by the Company for actual investments as described herein may also be incurred by the Company with respect to broken deals (i.e., investments that are not consummated). The Adviser is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs of negotiating co-investment documentation (including non-disclosure agreements with counterparties), the costs from onboarding (i.e., KYC) investment entities with a financial institution, and legal, accounting, tax and other due diligence and pursuit costs and expenses. Any such broken deal expenses could, in the sole discretion of the Adviser, be allocated solely to the Company and not to Other Blackstone Accounts or co-investment vehicles (including committed co-investment vehicles)
that could have made the investment (including any situation where an Other Blackstone Client was initially allocated an investment opportunity and incurred such expenses before such investment opportunity was reallocated to the Company), even when the Other
Blackstone Account or co-investment vehicle commonly invests alongside the Company in its investments or Blackstone or Other
Blackstone Accounts in their investments. In such cases the Company’s share of expenses would increase. In the event broken deal expenses are allocated to an Other Blackstone Account or a co-investment vehicle, the Adviser, Blackstone or its affiliates, or the
Company, will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Blackstone
Account or co-investment vehicle, as applicable.
Further conflicts could arise once we and Blackstone or its affiliates have made our respective investments. For example, if we enter into a joint venture with an Other Blackstone Account, our interests and the interests of such Other Blackstone Account may conflict, for example when one joint venture partner seeks to sell the property in the joint venture but the other joint venture partner does not. In such situations, the ability of the Adviser to recommend actions in our best interests might be impaired.
Related Party Transaction Policies
Our Board of Directors recognizes the fact that transactions with related persons may present risks of conflicts or the appearance of conflicts of interest. Our Board of Directors has adopted a written policy on transactions with related persons. Under the policy, a committee of our Board of Directors composed solely of independent directors who are disinterested or the disinterested members of our Board of
Directors must review and approve any “related person transaction” (defined as any transaction that would be required to be disclosed by us under Item 404(a) of Regulation S-K in which we were or are to be a participant, other than an employment relationship or transaction involving an executive officer and any related compensation, and the amount involved exceeds $120,000 and in which any “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) had or will have a direct or indirect material interest) and all material facts with respect thereto. No related person transaction will be executed without the approval or ratification of a committee of our Board of

2024 Proxy Statement | 33
Directors composed solely of independent directors who are disinterested or by the disinterested members of our Board of Directors. The
Affiliate Transaction Committee fulfills the obligations under this policy.
In reviewing a related person transaction or proposed related person transaction, the Affiliate Transaction Committee or disinterested directors, as applicable, shall consider all relevant facts and circumstances, including without limitation:
■the nature of the related person’s interest in the transaction;
■the material terms of the transaction;
■the importance of the transaction both to the Company and the related person;
■whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;
■whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any; and
■any other matters that management or the Affiliate Transaction Committee or disinterested directors, as applicable deem appropriate.
In addition, the policy provides that the Affiliate Transaction Committee, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, considers whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under our charter and our Corporate
Governance Guidelines and our Code of Business Conduct and Ethics.
Report of the Affiliate Transaction Committee
The Affiliate Transaction Committee has examined the fairness of the transactions described above, and has determined that all such transactions are fair and reasonable to us. The Affiliate Transaction Committee has reviewed our policies described above, in our 2023
Annual Report on Form 10-K (the “Annual Report”) and our registration statement related to our ongoing public offering, as well as other policies previously reviewed and approved by our Board of Directors, and determined that they are in the best interests of our stockholders because it believes such policies are consistent with achieving our investment objectives while appropriately addressing conflicts of interest that may arise.
The Affiliate Transaction Committee of the Board of Directors:
Richard I. Gilchrist (Chairperson)
Raymond J. Beier
Susan Carras
Field Griffith
Edward Lewis

34 | Blackstone Real Estate Income Trust
Proposal 2 — Ratification of Appointment of Independent
Registered Public Accounting Firm
The Audit Committee has appointed the firm of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the year ending December 31, 2024 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting. Deloitte also serves as the independent registered public accounting firm of Blackstone.
We have been advised by Deloitte that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.
We expect that representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, our Board of Directors will reconsider the appointment.
Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our charter or otherwise. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Audit and Non-Audit Fees
Aggregate fees that we were billed for the fiscal years ended December 31, 2023 and 2022 by our independent registered public accounting firm, Deloitte, were as follows:

	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit fees (a)	$7,741,678	$8,069,200
Audit-related fees (b)	290,000	577,661
Tax fees (c)	1,557,954	2,339,113
All other fees	—	—
Total	$9,589,632	$10,985,974

(a)Audit fees include amounts billed to us related to annual financial statement audit work, acquisition audit work, quarterly financial statement reviews and review of SEC registration statements.
(b)Audit-related fees include amounts billed to us for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisition, attestation services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(c)Tax fees include amounts billed to us for professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax due diligence, tax compliance, tax planning and advice, including federal, state and local tax issues. Services may also include assistance with tax audits and appeals before the U.S. Internal Revenue Service and similar state and local taxing authorities, as well as federal, state and local tax issues related to REIT due diligence of property acquisitions.
The Audit Committee of our Board of Directors was advised that there were no services provided by Deloitte that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Deloitte from maintaining its independence as our independent auditor and concluded that it was independent.

2024 Proxy Statement | 35
Audit Committee Pre-Approval Policies and Procedures
In accordance with our Audit Committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our Board of Directors, which concluded that the provision of such services by Deloitte was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Unless a type of service to be provided by the independent certified public accountants has received “general” pre-approval, it will require
“specific” pre-approval by the Audit Committee. Additionally, any proposed services exceeding “general” pre-approved cost levels will require specific pre-approval by the Audit Committee. The term of any general pre-approval will apply until the next pre-approval made by the Audit Committee. The Audit Committee will review, and may revise, the general pre-approval policy and the services that may be provided by the independent certified public accountants from time to time.The Audit Committee does not delegate its responsibility to pre-
approve services performed by the independent certified public accountants to management.
All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit
Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.
The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.
Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the
Audit Committee by both the independent auditor and the Chief Financial Officer. The Chairperson of the Audit Committee has been delegated the authority to specifically pre-approve all services not covered by the general pre-approval guidelines, up to a certain amount.
All amounts specifically pre-approved by the Chairperson of the Audit Committee in accordance with the pre-approval policy are to be disclosed to the Audit Committee at the next regularly scheduled meeting.

36 | Blackstone Real Estate Income Trust
VOTING RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2024
General Information About the Annual Meeting
and Voting
This Proxy Statement is being furnished by and on behalf of the
Board of Directors of Blackstone Real Estate Income Trust, Inc., a
Maryland corporation, in connection with the solicitation of proxies to be voted at the Annual Meeting. This Proxy Statement and the enclosed proxy card and our Annual Report will be first mailed on or about April 22, 2024 to stockholders of record as of the close of business on April 12, 2024 (the “Record Date”).
In this section of the Proxy Statement, we answer some common questions regarding our 2024 Annual Meeting and the voting of shares at the meeting.
When will the Annual Meeting be held?
The Annual Meeting will be held as a “virtual meeting” via live webcast on July 11, 2024 at 8:00 a.m., Eastern Time.
How do I attend and vote my shares at
the virtual Annual Meeting?
This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You may attend the Annual Meeting live via the
Internet at www.virtualshareholdermeeting.com/BREIT2024. If
you virtually attend the Annual Meeting, you can vote your shares electronically and submit your questions during the Annual
Meeting by visiting www.virtualshareholdermeeting.com/
BREIT2024. A summary of the information you need to attend the
Annual Meeting and vote via the Internet is provided below:
■instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are
posted at www.virtualshareholdermeeting.com/BREIT2024;
■assistance with questions regarding how to attend and
participate via the Internet will be provided at
www.virtualshareholdermeeting.com/BREIT2024 on the day
of the Annual Meeting;
■stockholders may vote and submit questions while attending
the Annual Meeting via the Internet; and
■you will need your 16-digit control number that is included in your proxy card or the instructions that accompanied your
proxy materials in order to enter the Annual Meeting and to
vote during the Annual Meeting.
Will I be able to participate in the online
Annual Meeting on the same basis I
would be able to participate in a live
Annual Meeting?
The Annual Meeting will be held in a virtual meeting format only and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will enable full and equal
participation by all our stockholders from any place in the world at little to no cost.
We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be
afforded similar rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
■providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and
■answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.
What is this document and why have I
received it?
This Proxy Statement and the enclosed proxy card are being
furnished to you, as a stockholder of Blackstone Real Estate
Income Trust, Inc., because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.
What am I voting on?
There are two proposals scheduled to be considered and voted on at the Annual Meeting:
■Proposal 1: Election of nine director nominees listed herein;
and
■Proposal 2: Ratification of the appointment of Deloitte &
Touche LLP as our independent registered public accounting
firm for the year ending December 31, 2024.
What is the required vote for approval
of each proposal?
Proposal 1: Election of nine director nominees listed herein. The affirmative vote of a majority of the shares entitled to vote that are present online or by proxy at the Annual Meeting is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees. A
“broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.
Proposal 2: Ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending
December 31, 2024. A majority of the votes cast at the Annual
Meeting online or by proxy is required to approve the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.
How does the Board of Directors
recommend that I vote?
Our Board of Directors recommends that you vote your shares as follows:

2024 Proxy Statement | 37
■FOR the election of each of the nine director nominees listed herein; and
■FOR the ratification of the appointment of Deloitte & Touche
LLP as our independent registered public accounting firm for the year ending December 31, 2024.
Who can vote?
Holders of record of our shares of common stock as of the close of business on the Record Date will be entitled to vote at the
Annual Meeting. As of the Record Date, there were 1,441,337,712
Class S shares, 2,320,676,056 Class I shares, 55,172,963 Class
T shares, 151,641,542 Class D shares and 2,245,587 Class C
shares of common stock issued and outstanding for a total of
3,971,073,860 shares of our common stock issued and
outstanding. You are entitled to one vote for each share you held as of the Record Date.
How do I vote if I am a registered
stockholder?
If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may authorize a proxy to vote your shares in any of the following ways described below:
■via the Internet by going to www.proxyvote.com/BREIT and
following the on-screen directions. Please have your proxy
card in hand when accessing the website, as it contains a 16-
digit control number required to record your voting instructions via the Internet;
■by phone by calling the number listed on the proxy card,
(800) 690-6903, and following the recorded instructions, or by dialing (844) 618-1695 and speaking to a live agent. You will need the 16-digit control number included on your proxy card in order to record your voting instructions by telephone; or
■by mail by marking, signing, dating and returning the enclosed proxy card.
If you authorize a proxy by telephone or Internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.
If you elect to participate in the Annual Meeting via live webcast, as described above under “When will the Annual Meeting be
held?”, you can vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.
All proxies that are properly executed and received by our
Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to participate in the
Annual Meeting, we urge you to return your proxy card or submit a proxy by telephone or via the Internet to assure the representation of your shares at the Annual Meeting.
How do I vote if I hold my shares in a
custodial account?
If your shares of our common stock are held in a custodial
account by your broker or other nominee, only your broker or other nominee can vote your shares of our common stock at the
Annual Meeting and your vote cannot be cast unless you provide instructions to your broker or other nominee on how to vote or obtain a legal proxy from your broker or other nominee, submit it in advance to our proxy solicitor, and vote at the virtual meeting.
You should follow the directions provided by your broker or other nominee regarding how to instruct your broker or other nominee to vote your shares of our common stock.
How can I authorize a proxy to vote over
the Internet or by telephone?
To authorize a proxy to vote electronically via the Internet, go to
www.proxyvote.com/BREIT and follow the instructions. Please
have your proxy card in hand when accessing the website, as it contains a 16-digit control number required to record your voting instructions via the Internet.
If you have access to a touch-tone telephone, you may authorize your proxy by dialing (800) 690-6903 and following the recorded instructions, or by dialing (844) 618-1695 and speaking to a live agent. You will need the 16-digit control number included on your proxy card in order to record your voting instructions by
telephone.
You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Time, July 10, 2024, the day before the Annual Meeting.
What if I return my proxy but do not mark
it to show how I am voting?
If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all nine director nominees as directors and to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2024 and will vote in their discretion for any other matters properly presented for consideration at the Annual Meeting.
What if other matters come up at the
Annual Meeting?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the meeting or any adjournment or postponement thereof and you are a
stockholder of record and have submitted a proxy card, the
persons named in your proxy card will have the discretion to vote on those matters for you.
Can I change my vote or revoke my
proxy after I authorize my proxy?
Yes. At any time before the vote on a proposal, you can change your vote either by:
■executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than 11:59 p.m., Eastern
Time, on July 10, 2024;
■authorizing a proxy again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59
p.m., Eastern Time, on July 10, 2024;
■sending a written statement revoking your proxy card to our
Secretary or any corporate officer of the Company, provided
such statement is received no later than 11:59 p.m., Eastern
Time, on July 10, 2024; or

38 | Blackstone Real Estate Income Trust
■participating in the Annual Meeting and voting online during the
Annual Meeting prior to the closing of the polls.
Your participation at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.
Proxy revocation notices should be sent to Blackstone Real
Estate Income Trust, Inc., 345 Park Avenue, New York, New York
10154, Attention: Secretary. New paper proxy cards should be sent to Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
What constitutes a quorum?
We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or participate at the meeting. The presence, either online or by proxy, at the Annual
Meeting of at least 50% of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, the Chairperson of the Annual
Meeting may adjourn the Annual Meeting to a date not more than
120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual
Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you
abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have
a quorum.
Who will count the votes?
Representatives of Broadridge (our solicitor) or its designee will count the votes and will serve as the independent inspector of election.
Where can I find the voting results of the
Annual Meeting?
We intend to announce the voting results at the Annual Meeting and in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
How can I get additional copies of this
Proxy Statement or other information
filed with the SEC relating to this
solicitation?
You may obtain additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation by calling our solicitor, Broadridge, toll-free at (844) 618-1695.
Where can I get more information about
Blackstone Real Estate Income Trust?
In connection with this solicitation, we have provided you with our
Annual Report that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can
also find more information on our website, www.breit.com.
How is this solicitation being made?
This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in
connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in
forwarding solicitation material to the beneficial owners of our common stock. We have hired Broadridge to assist us in the
distribution of our proxy materials and for the solicitation of proxy votes. We will pay Broadridge customary fees and expenses for these services of approximately $125,000.
Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Will my vote make a difference?
Yes, your vote is VERY IMPORTANT. Your immediate response
will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
We encourage you to participate in the governance of our
company.
Donation to the Navy SEAL Foundation
To recognize your participation, the Company will make a
charitable donation to The Navy SEAL Foundation on behalf of every stockholder that votes. The Navy SEAL Foundation is a
non-profit organization that provides support and assistance to the
Naval Special Warfare community and its families. The Navy
SEAL Foundation provides a comprehensive set of programs
specifically designed to improve health and welfare, build and enhance resiliency, empower and educate families and provide critical support during times of illness, injury, loss and transition.
Stephen A. Schwarzman, the Chairman, Chief Executive Officer
and co-founder of Blackstone, has served on the Navy SEAL
Foundation’s honorary board since March 2017.

2024 Proxy Statement | 39
Audit Committee Report
Our Board of Directors’ Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors, and operates under a written charter adopted by the Board of Directors. The charter can be viewed, together with any future changes that may occur, on our website at www.breit.com. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The Audit Committee members are “independent,” consistent with the qualifications set forth in our charter, the listing standards of the NYSE and Rule 10A-3 under the Exchange Act applicable to board of directors in general and audit committees in particular.
Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with
U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.
The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2023 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Deloitte & Touche LLP. Our independent auditors presented to and reviewed with the Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight
Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and in connection therewith, the Committee discussed with the independent auditors their views as to their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Deloitte &
Touche LLP. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.
In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the
United States and on the representations of the independent auditors included in their report on our financial statements. The Audit
Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.
Based on the Audit Committee’s considerations, discussions with management and discussion with the independent auditors as described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our
Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Raymond Beier (Chairperson)
Richard Gilchrist
Susan Carras
Edward Lewis

40 | Blackstone Real Estate Income Trust
Annual Report
Our Annual Report is being concurrently made available for distribution to our stockholders.
We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are available on our website, www.breit.com. Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to
Secretary, Blackstone Real Estate Income Trust, Inc., 345 Park Avenue, New York, New York 10154.
Other Matters
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
Stockholder Proposals for the 2025 Annual Meeting
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our Proxy Statement and proxy card for our 2025 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before December 23, 2024. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Blackstone Real Estate Income Trust, Inc., 345 Park
Avenue, New York, New York 10154. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2025 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than November
23, 2024 and no later than 5:00 p.m. New York City Time, on December 23, 2024. However, if the 2025 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2024 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York City time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II,
Section 11(a), “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule
14a-19 under the Exchange Act no later than May 12, 2025.
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs and postage fees. Stockholders will continue to receive separate proxy cards. If you participate in householding and wish to receive a separate copy of this Proxy Statement, or if you do not wish to participate in householding and prefer to receive separate copies of our Proxy Statement in the future, please contact
Broadridge Financial Solutions, Inc., Householding Department in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (800) 542-1061.You can also request prompt delivery of a copy of the Proxy Statement and Annual Report by contacting
Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (844) 618-1695.

2024 Proxy Statement | 41

Blackstone Real Estate Income Trust

Blackstone
345 Park Avenue
New York, NY 10154
www.breit.com

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com/BREIT or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 10, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BREIT2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 10, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on July 10, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49731-P06479-Z87248-Z87249 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

The Board of Directors recommends a vote FOR THE NINE DIRECTOR NOMINEES LISTED BELOW AND A VOTE "FOR" PROPOSAL 2.

1. Elect nine director nominees listed in the Proxy Statement.

Nominees:	**For**	**Against**	**Abstain**
1a. Frank Cohen	☐	☐	☐
1b. Robert Harper	☐	☐	☐
1c. Wesley LePatner	☐	☐	☐
1d. Brian Kim	☐	☐	☐
1e. Raymond J. Beier	☐	☐	☐
1f. Susan Carras	☐	☐	☐
1g. Richard I. Gilchrist	☐	☐	☐
1h. Field Griffith	☐	☐	☐
1i. Edward Lewis	☐	☐	☐

	For	**Against**	**Abstain**
2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2024.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held On July 11, 2024:

The Proxy Statement and Form of Proxy and our 2023 Annual Report are available at www.proxyvote.com/BREIT

V49732-P06479-Z87248-Z87249

BLACKSTONE REAL ESTATE INCOME TRUST, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS - JULY 11, 2024

The undersigned stockholder(s) hereby appoint(s) Frank Cohen, Anthony Marone, Jr. and Leon Volchyok as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of Blackstone Real Estate Income Trust, Inc. (the "Company"), to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/BREIT2024 on Thursday, July 11, 2024 at 8:00 a.m. (Eastern Time) (the "Meeting") and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if present, in accordance with the following instructions. The undersigned acknowledge(s) receipt of the Proxy Statement relating to the Meeting and revokes any proxy heretofore given with respect to such Meeting and any adjournments or postponements thereof.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted "FOR" each of the director nominees listed on the reverse side and "FOR" proposal 2. This proxy also grants the above named proxies discretionary power to vote upon such other business as may properly come before the Meeting.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Continued and to be signed on reverse side